UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12
Lions Gate Entertainment Corp.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 21, 2010

Dear Fellow Lionsgate Shareholder:

On April 15, 2010, the Icahn Group revised its unsolicited offer to acquire up to all of the common shares of Lionsgate from U.S.$6.00 per share to U.S.$7.00 per share. Your Board, in consultation with its outside financial advisors and legal advisors, reviewed the amended offer carefully and determined that it is financially inadequate. The Board believes that the offer is opportunistic and coercive and is NOT in the best interests of Lionsgate, its shareholders and other stakeholders. All of Lionsgate’s directors and executive officers have informed Lionsgate that they do not currently intend to tender their shares into the offer.

In recommending that Lionsgate shareholders reject the Icahn Group’s inadequate offer and not tender their shares, the Board considered, among other things, that:

THE OFFER IS FINANCIALLY INADEQUATE AND FAILS TO REFLECT THE FULL VALUE OF YOUR INVESTMENT

THE OFFER IS OPPORTUNISTIC AND COERCIVE

1. The Offer Does Not Reflect the Full Value of the Shares

•	The U.S.$7.00 per share offer by the Icahn Group fails to reflect the significant value that Lionsgate, under the direction of the Board, has built over the past 10 years.
•	The Board believes that significant additional value would result from the continued implementation of Lionsgate’s business plan.
•	Lionsgate is well-positioned to take advantage of recent media industry dynamics through the Company’s world-class media platform. This platform leverages creation, production and distribution across diverse channels, which affords Lionsgate sustainable competitive advantages and positions the Company to capitalize on emerging opportunities.
•	The S&P 500 Media Index has increased more than the Icahn Group’s offer over the same time period. If Lionsgate’s shares had performed in line with the 20.3% increase of the S&P 500 Media Index, the offer price at U.S.$7.00 implies a premium of only 11% over the adjusted price of $6.29.[1]

PLEASE BE SURE TO VOTE ALL YOUR SHARES AT THIS IMPORTANT SPECIAL MEETING. ALL PROXIES SHOULD BE RECEIVED BY THE COMPANY OR THE ELECTION SCRUTINEERS BY 10:00 AM TORONTO TIME, ON FRIDAY, APRIL 30, 2010, THE SCHEDULED CUT OFF FOR RECEIPT OF PROXIES FOR THE SPECIAL MEETING. ELECTRONIC VOTING BY INTERNET OR TELEPHONE WILL BE AVAILABLE UNTIL 11:59 PM ON THURSDAY APRIL 29, 2010. CALL MACKENZIE PARTNERS, INC. FOR ASSISTANCE AT (800)-322-2885 TOLL -FREE.

1  Based on S&P 500 Media Index. From February 12, 2010-April 20, 2010. Source: Bloomberg.

2. The Offer is Financially Inadequate

In connection with its review of the Icahn Group’s amended offer made on April 15, 2010, the Special Committee of the Board received a written opinion dated April 20, 2010 from Perella Weinberg, the financial advisor to the Special Committee, to the effect that as of such date and based upon and subject to the matters stated in its opinion, the consideration to be paid in the amended offer is inadequate, from a financial point of view, to the shareholders (other than the Icahn Group and its affiliates).

3. The Icahn Group is Deliberately Seeking to Violate Lionsgate’s Credit
Agreements for its Own Benefit at the Expense of All Other Shareholders

This Could Have a Material Adverse Effect on Lionsgate’s Business

•	If the Icahn Group crosses the 20% threshold, the Company could lose its primary source of liquidity to fund operations. Even acquiring as little as 1.26% of Lionsgate shares will put the Icahn Group’s ownership over the 20% threshold under our credit facility agreements. Lionsgate cannot assure shareholders that it will be able to obtain replacement financing on appropriate terms.

4. Icahn’s Bridge Facility Claim is Another Opportunistic Attempt
to Gain Control of Lionsgate

•	Should the Icahn Group’s actions cause an event of default, the Icahn Group claims it is willing to provide a bridge facility to Lionsgate.
•	Lionsgate cannot make any assurances on the cost, timing and restrictions that could be put on its business, or the likelihood that a satisfactory agreement could even be reached with respect to a potential bridge facility from Mr. Icahn or anyone else.
•	Depending on Mr. Icahn for a bridge facility could make him concurrently Lionsgate’s largest shareholder as well as a large creditor and could give him enormous influence over Lionsgate.

5. The Icahn Group’s Relative Lack of Industry Expertise and
Failure to Articulate a Sound Plan or Vision for Lionsgate
Puts the Value of Your Investment at Risk

•	The Icahn Group has limited expertise in operating a business in Lionsgate’s industry.
•	Mr. Icahn’s “vision” for Lionsgate underscores his lack of experience with respect to Lionsgate’s business and the value of Lionsgate shares. In a March 24, 2010 interview on CNBC, Mr. Icahn stated that Lionsgate “should not be producing movies” and that he believed the Company does not “make a lot of money on these TV productions...TV does not make a company a lot of money.” He also implied that Lionsgate should limit itself to distribution only.
•	Under Mr. Icahn’s proposed direction, Lionsgate would give up its movie business, which has been profitable on 70% of its film releases over the past ten years and its highly profitable TV business, which generates $350 million in revenue and is growing in profitability — both of which replenish Lionsgate’s library. In addition, lack of proprietary content would leave Lionsgate overly vulnerable to the scarcity of product in the acquisition market.

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• Mr. Icahn’s involvement in Blockbuster raises serious questions about his knowledge and understanding of the media business. During Mr. Icahn’s tenure on the Blockbuster board:

•	Blockbuster reported greater than $1.4 billion in losses;[2] and
•	Blockbuster’s share price declined by 96%, plummeting from $10.05 per share to $0.40 per share.[3]

In addition, your Board is concerned at the prospect that the Icahn Group may “replace top management.” Lionsgate is uniquely positioned within the industry, and we look forward to capitalizing on the world class platform the Company has established — don’t surrender the value inherent in your Lionsgate investment to the Icahn Group.

6. The Timing of the Offer is Opportunistic

•	The Icahn Group has timed its offer to exploit the challenging macro-economic operating environment currently impacting the media industry. Film and television library values are also currently being pressured in the short term by the numerous studio assets presently on the market. Finally, the offer does not reflect the significant value that recent Lionsgate investments, such as TV Guide Network and EPIX, are poised to create for Lionsgate’s shareholders.
•	By setting the expiration date of the offer two business days before the scheduled date for the Special Meeting of Shareholders, the Icahn Group is also attempting to preempt the right of shareholders to choose to confirm the Shareholder Rights Plan in order to protect themselves against the Icahn Group’s inadequate, opportunistic and coercive tender offer.

7. The Offer is Coercive and Highly Conditional

•	The Icahn Group has maintained a critically coercive feature of the offer that expressly reserves the right to waive its minimum tender condition. By reserving the right to waive the offer’s minimum tender condition, the Icahn Group is able to buy a small number of shares that could give it effective control.
•	The Icahn Group refuses to make its minimum tender condition irrevocable.
•	Lionsgate believes that this structure is unfair to its shareholders and could deprive them of making a meaningful, value-driven decision.

ICAHN CONTINUES TO FLIP FLOP ON LIONSGATE

Over the past few months, Mr. Icahn has contradicted himself regarding his intentions for Lionsgate.

•	In February, Mr. Icahn stated: “We are not looking to take control of Lionsgate. To begin with, that is not in the picture for a number of reasons. One, Americans and old Canadian companies are frowned upon as far as taking control and we respect Canada and we are not in any way saying we want to control it, so I want to make that clear. We just want to have a say at the table...”[4]

2  Based on Net income (loss) for second half 2005, 2006, 2007, 2008 and 2009 per Blockbuster filings.
3  Based on Class A common stock. Icahn was elected to the board on May 11, 2005 and resigned on January 28, 2010.
4  CNBC, “National Programming,” February 18, 2010.

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•	Mr. Icahn now says: “We intend to replace Lions Gate’s board of directors with our nominees. I am hopeful that the new board will act expeditiously to replace top management...”[5]

Mr. Icahn changed his position with regard to Lionsgate’s operations.

•	In February, Mr. Icahn also said that management “should stick to what they know best which is buying these small companies — and distributing them and also producing TV.”[6]
•	Mr. Icahn now says that “You don’t make a lot of money on these TV productions...TV does not make a company a lot of money” and he has implied that the Company should limit itself to distribution only.[7]

Mr. Icahn’s flip flops and contradictory statements further demonstrate that Mr. Icahn lacks an understanding of and a coherent plan for the Company.

LIONSGATE HAS A COMPELLING GROWTH STRATEGY TO BUILD VALUE

Over the past ten years, the Board and management team have developed and executed a disciplined three-phase plan to create and build a diversified media business:

•	Phase I: Building a leading independent motion picture business and library foundation
•	Phase II: Growing a diversified TV business
•	Phase III: Expanding into domestic and international cable assets and new media platforms including TV Guide Network, EPIX, FEARnet, Break Media, and Tiger Gate

As part of this plan, the Company announced on April 19, 2010 that EPIX had signed its sixth distribution deal, a nationwide distribution agreement with DISH Network. This agreement will result in EPIX becoming available in 30 million homes beginning next month. Lionsgate also announced that on April 5, 2010 it formed an equal partnership with Saban Capital Group to operate and manage Tiger Gate, the platform for branded action and thriller/horror channels, Kix and Thrill, which are launching across Asia.

5  Carl C. Icahn (April 15, 2010). “Icahn Announces Increase in Tender Offer Price for Common Shares of Lions Gate Entertainment Corp.” Press release.
6  CNBC, “National Programming,” February 18, 2010.
7  CNBC, “Fast Money,” March 24, 2010.

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Lionsgate’s business plan has been validated by the support of partners including JPMorgan’s One Equity Partners in TV Guide Network, Comcast and Sony in FEARnet, Viacom and MGM in EPIX, Saban Capital Group in Tiger Gate and StudioCanal in Lionsgate’s international businesses.

As part of its disciplined growth plan and in an effort to generate the most value for shareholders, the Company manages overhead carefully. Overhead in its core businesses was reduced in fiscal 2010, and the Company’s 8.5% overhead to corporate revenue percentage is one of the lowest in the industry. For fiscal 2011, the budgeted percentage is 7.8%.

LIONSGATE HAS THE RIGHT LEADERSHIP IN PLACE
TO BUILD VALUE FOR SHAREHOLDERS

Since the beginning of 2000, when the current management team joined the Company:

•	Lionsgate stock has appreciated by 186%.[8]
•	The TV business has grown from annual revenues of $8 million to a projected $350 million.
•	Lionsgate has achieved profitability on approximately 70% of its film releases.
•	The 12,000-title library will achieve fourth straight record revenue year, projected to top $300 million for the year just ended (approximately $100-$110 million free cash flow).
•	Revenues have grown from $184 million in fiscal year 2000 to over a projected $1.5 billion in fiscal year 2010.

LIONSGATE IS WELL POSITIONED TO OUTPERFORM

Lionsgate is well positioned to continue to outperform and deliver value to its shareholders by taking advantage of its world-class media platform which leverages creation, production and distribution across diverse channels:

•	Lionsgate boasts one of its strongest upcoming slates with The Expendables, starring Sylvester Stallone, Killers, starring Katherine Heigl and Ashton Kutcher, Buried, and The Next Three Days, starring Russell Crowe. This slate follows the success of Why Did I Get Married Too? and Kick Ass, which opened number one at the box office last weekend.
•	Successful TV shows Mad Men, Weeds, Nurse Jackie and Blue Mountain State have all been picked up for subsequent seasons on leading networks.
•	Lionsgate expects to generate an average of $100 million to $125 million of annual free cash flow in fiscal years 2013 through 2015, even before factoring in significant value and earnings potential from TV Guide Network, TVGuide.com, EPIX, FEARnet, Break Media and Tiger Gate.[9]

8  From January 1, 2000-April 20, 2010. Source: Bloomberg.
9  See GAAP reconciliation chart on page 10.

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PROTECT THE VALUE OF YOUR INVESTMENT IN LIONSGATE

VOTE FOR THE SHAREHOLDER RIGHTS PLAN
ON THE WHITE PROXY CARD

Lionsgate’s May 4, 2010 Special Meeting of Shareholders is less than two weeks away and your support to confirm the Shareholder Rights Plan is critical to protecting the value of your investment in the Company.

Lionsgate’s Shareholder Rights Plan was implemented to ensure that:

•	All of Lionsgate’s shareholders are treated equally and fairly in connection with any proposals to acquire effective control of Lionsgate;
•	The rights of every shareholder are maintained; and
•	Significant decision-making authority is afforded to shareholders.

The Shareholder Rights Plan your Board is recommending does not prevent change of control transactions. By design, the Shareholder Rights Plan does not prevent or restrict a proxy challenge, but deters inadequate, opportunistic and coercive offers, such as the offer by the Icahn Group.

Glass Lewis, a Leading Proxy Advisory Firm, Believes Lionsgate’s Shareholder Rights Plan Is in Best Interest of Shareholders

In its report released on April 8, 2010, leading proxy advisory firm Glass Lewis & Co., said of Lionsgate’s Shareholder Rights Plan, “The permitted bid provisions adequately ensure that shareholders are able to consider a reasonable offer for the Company. Further, we note that the Rights Plan will expire in three years. In light of these shareholder-friendly provisions, we believe that the Rights Plan may serve to protect shareholders in the event that a takeover bid does not reflect the full value of the Company’s shares or is coercive. Consequently, we believe that shareholder ratification of the Company’s Rights Plan is in shareholders’ best interests.”10

The Board believes that the Shareholder Rights Plan is in the best interests of the Company, its shareholders and other stakeholders and recommends that you vote FOR the Shareholder Rights Plan on the WHITE Proxy Card. The Board also urges shareholders to discard any gold proxy card that they receive from the Icahn Group.

10  Permission to use this quote was neither sought nor received.

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PROTECT THE VALUE OF YOUR INVESTMENT IN LIONSGATE

REJECT THE ICAHN GROUP’S INADEQUATE OFFER AND
VOTE FOR THE SHAREHOLDER RIGHTS PLAN ON THE WHITE PROXY CARD

Lionsgate is a strong and diversified Company with a proven strategy to generate value for our shareholders. We are confident we can better serve our shareholders by continuing to execute our strategic plan.

Your Board strongly recommends that you reject the Icahn Group’s financially inadequate offer by not tendering your shares.

Your vote is extremely important. The Board recommends that you vote FOR Lionsgate’s Shareholder Rights Plan on the WHITE proxy card. We urge you to discard any gold proxy card you receive from the Icahn Group.

Since time is short, vote the WHITE proxy card by phone or internet.

We have appreciated and look forward to your continued support.

Sincerely,

Jon Feltheimer Co-Chairman and Chief Executive Officer	Michael Burns Vice Chairman

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If you have any questions, require assistance in voting your shares, or need additional copies of Lionsgate’s proxy materials, please call MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
lionsgate@mackenziepartners.com
(212) 929-5500 (call collect)
Or
TOLL-FREE (800) 322-2885

Perella Weinberg Partners LP is serving as financial advisor to the Special Committee of the Lionsgate Board of Directors and Wachtell, Lipton, Rosen & Katz is serving as U.S. legal advisor and Goodmans LLP is serving as Canadian legal advisor. Morgan Stanley & Co. Incorporated is serving as financial advisor to Lionsgate and Heenan Blaikie LLP is serving as legal advisor.

About Lionsgate

Lionsgate (NYSE: LGF — News) is the leading next generation studio with a strong and diversified presence in the production and distribution of motion pictures, television programming, home entertainment, family entertainment, video-on-demand and digitally delivered content. The Company has built a strong television presence in production of prime time cable and broadcast network series, distribution and syndication of programming through Debmar-Mercury and an array of channel assets. Lionsgate currently has nearly 20 shows on 10 different networks spanning its prime time production, distribution and syndication businesses, including such critically-acclaimed hits as “Mad Men,” “Weeds” and “Nurse Jackie” along with new series such as “Blue Mountain State” and the syndication successes “Tyler Perry’s House of Payne,” its spinoff “Meet The Browns” and “The Wendy Williams Show.”

Its feature film business has generated such recent hits as TYLER PERRY’S WHY DID I GET MARRIED TOO? and the critically-acclaimed PRECIOUS, which has garnered nearly $50 million at the North American box office and won two Academy Awards®. The Company’s home entertainment business has grown to more than 7% market share and is an industry leader in box office-to-DVD revenue conversion rate. Lionsgate handles a prestigious and prolific library of approximately 12,000 motion picture and television titles that is an important source of recurring revenue and serves as the foundation for the growth of the Company’s core businesses. The Lionsgate brand remains synonymous with original, daring, quality entertainment in markets around the world.

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Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Lionsgate has filed and amended a Solicitation/Recommendation Statement on Schedule 14D-9 with the Securities and Exchange Commission (the “SEC”) and a notice of change to directors’ circular with Canadian securities regulators. Any Solicitation/Recommendation Statement and directors’ circular or amendment thereto filed by Lionsgate that is required to be mailed to shareholders will be mailed to shareholders of Lionsgate. In addition, Lionsgate has filed a proxy statement with the SEC and Canadian securities regulators in connection with the special meeting of shareholders and mailed such proxy statement to shareholders of Lionsgate. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN CERTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Solicitation/Recommendation Statement, the directors’ circular, any amendments or supplements thereto, the proxy statement, and other documents filed by Lionsgate with the SEC and Canadian securities regulators related to the Icahn Group’s unsolicited tender offer for no charge in the “Investors” section of Lionsgate’s website at www.lionsgate.com or at the SEC’s website at www.sec.gov or at www.sedar.com. Copies will also be available at no charge by writing to Lionsgate at 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404.

Certain Information Regarding Participants

Lionsgate and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of Lionsgate’s directors and executive officers in Lionsgate’s Annual Report on Form 10-K filed with the SEC on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009, and its proxy statement for the 2009 Annual Meeting filed with the SEC on August 17, 2009. To the extent that holders of Lionsgate securities have changed since the amounts printed in the proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the definitive proxy statement filed with the SEC and Canadian securities regulators in connection with the special meeting of shareholders and may also be included in other relevant materials to be filed with the SEC if and when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by the Icahn Group, actions taken by shareholders in respect of the offer, the possible effect of the offer on Lionsgate’s business (including, without limitation, on Lionsgate’s credit facilities and notes), the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films, budget overruns, limitations imposed by Lionsgate’s credit facilities, unpredictability of the commercial success of Lionsgate’s motion pictures and television programming, the cost of defending Lionsgate’s intellectual property, difficulties in integrating acquired businesses, technological changes and other trends affecting the entertainment industry, and the risk factors found under the heading “Risk Factors” in Lionsgate’s 2009 Annual Report on Form 10-K filed with the SEC on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009, and Lionsgate’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 filed with the SEC on February 9, 2010. As a result, these statements speak only as of the date they were made and Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “forecasts” and similar expressions are used to identify these forward-looking statements.

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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14D-9

SOLICITATION/RECOMMENDATION
STATEMENT UNDER SECTION 14(d)(4) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 9)

Lions Gate Entertainment Corp.
(Name of Subject Company)

Lions Gate Entertainment Corp.
(Name of Person Filing Statement)

Common Shares, without par value
(Title of Class of Securities)

535919203
(CUSIP Number of Class of Securities)

Wayne Levin, Esq.
EVP, Corporate Operations and General Counsel
Lions Gate Entertainment Corp.
2700 Colorado Ave., Suite 200
Santa Monica, California 90404
Telephone: (877) 848-3866
(Name, address and telephone numbers of person authorized to receive notices and communications on behalf of the persons filing statement)

Copy to:

James Cole, Jr., Esq.
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Telephone: (212) 403-1000

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

This Amendment No. 9 to the Schedule 14D-9 (“Amendment No. 9”), filed with the Securities and Exchange Commission (the SEC) on April 21, 2010, amends and supplements the Schedule 14D-9 filed with the SEC on March 12, 2010, by Lions Gate Entertainment Corp., a corporation existing under laws of British Columbia (“Lionsgate” or the “Company”). The Schedule 14D-9 relates to the unsolicited offer by Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, to purchase Common Shares, without par value, of Lionsgate.

The information in the Schedule 14D-9 is incorporated in this Amendment No. 9 by reference to all of the applicable items in the Schedule 14D-9, except that such information is hereby amended and supplemented to the extent specifically provided herein. Capitalized terms used herein without definition shall have the respective meanings specified in the Schedule 14D-9.

ITEM 2.	IDENTITY AND BACKGROUND OF FILING PERSON

Item 2 of the Schedule 14D-9 is hereby amended and supplemented by deleting the section entitled “Tender Offer” in its entirety and replacing it with the following:

“Tender Offer

This Statement relates to the unsolicited offer by Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey (the “Trustee”), in his capacity as the sole trustee of the LGE Trust (collectively, the “Offeror”), to purchase up to all of the issued and outstanding Shares at a price of $7.001 per Share in cash (the “Offer Price”), on the terms and subject to the conditions set forth in

1  All dollar amounts referenced in this Statement refer to U.S. dollars, except where specified otherwise.

the Offer to Purchase and Circular, dated March 1, 2010, the related Letter of Acceptance and Transmittal, the related Notice of Guaranteed Delivery, the related Notice of Variation and Extension, dated March 19, 2010, and the related Notice of Variation and Extension, dated April 16, 2010, (which, together with any amendments or supplements thereto from time to time, collectively constitute the “Offer”).

As a result of Carl C. Icahn’s relationship with the Offeror (other than the Trustee), Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp., each of Mr. Icahn, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. are deemed to be co-bidders with the Offeror. (Mr. Icahn and such entities, together with the Offeror, as applicable, the “Icahn Group”).

All cash payable under the Offer will be denominated in U.S. dollars. However, holders of Shares (the “shareholders”) may elect to receive payment in Canadian dollars based on the Bank of Canada noon spot exchange rate on the date following expiry of the Offer on which funds are provided to the depositary to pay for Shares purchased under the Offer.

The Offer is described in a Tender Offer Statement on Schedule TO, filed by the Offeror with the Securities and Exchange Commission (the “SEC”) on March 1, 2010, and in amendments thereto subsequently filed by the Offeror with the SEC (collectively and with all exhibits, as amended, the “Schedule TO”). According to the Schedule TO, the Offer will expire at 8:00 p.m., New York Time, on April 30, 2010, unless the Offeror further extends or withdraws the Offer. The Offeror has stated that if the Offeror takes up Shares that have been validly tendered and not withdrawn prior to the expiration of the Offer, the Offeror will publicly announce and make available a subsequent offering period, which shall expire ten business days after the date of such announcement.

According to the Schedule TO, as of April 16, 2010, the Offeror was the beneficial owner of 22,107,571 Shares, which represents approximately 18.724% of the total number of Shares outstanding as of April 16, 2010.

The Offer is subject to numerous conditions, which include the following, among others:

•	there shall have been properly and validly deposited under the Offer and not withdrawn at least 36,985,976 Shares;

•	The Offeror shall have determined, acting reasonably, that:

(i)	the board of directors of Lionsgate shall have redeemed all Rights or have waived the application of the Rights Plan to the purchase of Shares by the Offeror under the Offer;

(ii)	a binding and non-appealable cease trading order or an injunction shall have been issued that has the effect of prohibiting or preventing the exercise of the Rights or the issue of the Shares upon the exercise of the Rights;

(iii)	a court of competent jurisdiction shall have ordered that the Rights are illegal, of no force or effect or may not be exercised in relation to the Offer and such order shall have become non-appealable; or

(iv)	the Rights and the Rights Plan shall otherwise have been held unexercisable or unenforceable in relation to the purchase by the Offeror of Shares under the Offer;

•	the approval or deemed approval under the ICA by the Minister of Canadian Heritage shall have been obtained on terms and conditions satisfactory to the Offeror in its reasonable judgment;

•	all waiting periods and any extensions thereof applicable to the Offer under the HSR Act shall have expired or terminated;

•	all government or regulatory approvals, waiting or suspensory periods that, in the Offeror’s reasonable judgment, are necessary or desirable to complete the Offer, shall have been obtained or concluded or, in the case of waiting or suspensory periods, expired or been terminated, each on terms and conditions satisfactory to the Offeror in its reasonable judgment;

•	Lionsgate shall not have authorized, proposed, agreed to, or announced its intention to propose any material change to its articles of incorporation or bylaws, any merger, consolidation or business combination or reorganization transaction, acquisition of assets for consideration of more than $100 million, sale of all or substantially all of its assets or material change in its capitalization, or any comparable event not in the ordinary course of business;

•	Lionsgate shall not have issued, become obligated to issue, or authorized or proposed the issuance of, any Lionsgate securities of any class, or any securities convertible into, or rights, warrants or options to acquire, any such securities or other convertible securities, other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities;

•	no change or development shall have occurred or been threatened since the date of the Offer to Purchase in the business, properties, assets, liabilities, financial condition, operations, results of operations, or the prospects for the business of Lionsgate which is outside the ordinary course of Lionsgate business or may be materially adverse to Lionsgate; and

•	there shall not have occurred, since August 17, 2009, any change in the compensation paid or payable by Lionsgate to its directors, officers or employees, including the granting of additional shares, stock options or bonuses, in each case outside the ordinary course of business or not consistent with past practice, or the adoption of additional severance or other payments payable in the event of termination of employment or change of control, other than as previously disclosed by Lionsgate in a public filing made by it on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) or by way of a press release made through a nationally recognized news wire service prior to the date hereof.

The Offer states that if the Offeror waives any condition in respect of the Offer, the Offer will be extended for ten business days from the date of such waiver.

For a full description of the conditions to the Offer, please see Annex A attached hereto. The foregoing summary of certain conditions to the Offer does not purport to be complete and is qualified in its entirety by reference to the contents of Annex A attached hereto.

The Schedule TO states that the principal business address of each of (i) Icahn Partners LP, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Offshore LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. is White Plains Plaza, 445 Hamilton Avenue — Suite 1210, White Plains, NY 10601, where the business phone number is (914) 614-7000; (ii) Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands; (iii) Icahn Fund S.à r.l. is 5 avenue Gaston Diderich, L-1420 Luxembourg; (iv) Daazi Holding B.V. is Strawinskylaan 411 (WTC, Tower A, 4th floor), 1077 XX, Amsterdam, The Netherlands, (v) 7508921 Canada Inc. is 100 King Street West, 1 First Canadian Place, Suite 6600, Toronto, Ontario, Canada, M5X 1B8, where the business phone number is (416) 362-2111, (vi) the Trustee is 333 Adelaide Street, Suite 1019, Toronto, Ontario, Canada, M5A 4T4, where the business phone number is (416) 368-4827, and (vii) Mr. Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, NY 10153, where the business phone number is (212) 702-4300.”

ITEM 4.	THE SOLICITATION OR RECOMMENDATION

Item 4 of the Schedule 14D-9 is hereby amended and supplemented by deleting the last section entitled “Solicitation or Recommendation” in its entirety and replacing it with the following:

“Solicitation or Recommendation

After careful consideration, including a thorough review of the terms and conditions of the Offer by the Special Committee of the Board and by the Board, in consultation with their respective financial and legal advisors, the Board, by unanimous vote of the directors present at a meeting held on April 20, 2010, and upon the unanimous recommendation of the Special Committee, determined that the incremental changes to the Offer have not addressed its fundamental deficiencies, and the Offer continues to be financially inadequate and coercive and continues not to be in the best interests of Lionsgate, its shareholders and other stakeholders.

Accordingly, for the reasons described in more detail below, the Board recommends that Lionsgate’s shareholders reject the Offer and NOT tender their Shares to the Offeror in the Offer. Please see “— Reasons for Recommendation” below for further detail.

If you have tendered your Shares, you can withdraw them. For assistance in withdrawing your Shares, you can contact your broker or Lionsgate’s information agent, MacKenzie Partners, Inc. (“MacKenzie”), at the address, phone number and email address below:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
Telephone: (800) 322-2885 (Toll-Free)
(212) 929-5500 (Collect)
Email: Lionsgate@mackenziepartners.com”

Item 4 of the Schedule 14D-9 is hereby further amended and supplemented by adding to the end of the section entitled “Background of the Offer and Reasons for Recommendation — Background of the Offer” the following:

“On April 15, 2010, the Offeror announced that it had amended the Offer to include the terms described in Item 1 of this Solicitation/Recommendation Statement and, on that same day, Lionsgate issued a press release recommending that shareholders take no action in response to the Offer and informing shareholders that the Board, in consultation with the Special Committee and financial and legal advisors, would review the Offer and make its recommendation to shareholders.

On April 16, 2010, the Special Committee met with its financial and legal advisors, as well as the Company’s management and financial and legal advisors. During the meeting, the Special Committee received an update regarding the terms of the amended Offer, the applicability of the Rights Plan to the amended Offer, and certain of the conditions to the amended Offer. The Special Committee then engaged in a discussion of potential responses to the amended Offer and determined to adjourn and reconvene after the advisors to the Special Committee had completed their financial and legal analysis of the amended Offer.

On April 18, 2010, the Special Committee met with the its legal advisors and the Company’s proxy advisor. The Special Committee considered and discussed the perspectives of the Company’s proxy advisor as to the feedback to date of shareholders with respect to the Offer, and planned solicitations of and discussions with shareholders. The Special Committee also considered and discussed the legal and regulatory environment relevant to the amended Offer, including applicable U.S. and Canadian securities laws, the operation of the Rights Plan and the upcoming hearing before the British Columbia Securities Commission (“BCSC”) regarding the Icahn Group’s application to cease trade the rights issued under the Rights Plan, the Investment Canada Act (Canada) (the “ICA”), and the potential consequences to the Company of default under its Credit Facilities as a result of the Offer. Following discussion of potential responses to the amended Offer, the Special Committee adjourned to await the completion of the financial analysis by the Special Committee’s and the Company’s financial advisors.

On April 20, 2010, the Special Committee met with its financial and legal advisors, as well as the Company’s management and financial and legal advisors. During the meeting, the Special Committee and its advisors considered and discussed a presentation by Morgan Stanley & Co. Incorporated (“Morgan Stanley”) with respect to, among other things: the amendments to the Offer; market perspectives on the amended Offer; factors currently affecting the market price of the Shares, including the current business plan and initiatives of the Company, and affecting the industry generally; and the inadequacy of the Offer Price relative to various metrics. The Special Committee also considered and discussed a presentation from Perella Weinberg regarding the amended Offer and Perella Weinberg’s financial analysis of the amended Offer. At the conclusion of the presentation, Perella Weinberg orally delivered its opinion, which has subsequently been confirmed in writing as attached to this Statement in Annex D, to the effect that as of April 20, 2010 and based upon and subject to the matters stated in its opinion, the consideration to be paid in the amended Offer is inadequate, from a financial point of view, to the shareholders of the Company (other than the Icahn Group and its affiliates). The Special Committee also considered and discussed, among other things, communications with shareholders regarding the amended Offer, communications with proxy advisory groups, and matters related to the scheduled hearing before the BCSC. The Special Committee also discussed with its advisors and the Company’s management and advisors potential alternatives based on a number of different contingencies. The Special Committee then excused the Company’s management and the Company’s advisors and engaged in further discussion. At the conclusion of this discussion, the Special Committee unanimously determined that the amended Offer continued to be financially inadequate and coercive and continued to not be in the best interests of the Company, its shareholders and others stakeholders, and to recommend to the Board that the Board recommend that shareholders reject the amended Offer and not tender any Shares pursuant to the amended Offer.

Later on April 20, 2010, the Board met with its financial and legal advisors as well as the Company’s management and the Special Committee’s financial and legal advisors. The Board reviewed the terms of the amended Offer, including the Icahn Group’s continued ability to waive the minimum tender condition, the contemplated subsequent offering period and the continuing condition contemplating receipt of approval or deemed approval under the ICA and of the trust structure that had been proposed by the Icahn Group in this context, the applicability of the Rights Plan to the amended Offer, and further matters regarding the Rights Plan, including the scheduled hearing before the BCSC and the special meeting of Lionsgate’s shareholders to be held on May 4, 2010 (the “Special Meeting”). The Board also considered and discussed a presentation by Morgan Stanley with respect to, among other things: the amendments to the Offer; market perspectives on the amended Offer; factors currently affecting the market price of the Shares, including the current business plan and initiatives of the Company, and affecting the industry generally; and the inadequacy of the Offer Price relative to various metrics. The Board also considered and discussed a presentation from Perella Weinberg to the Special Committee regarding the amended Offer, including Perella Weinberg’s financial analysis of the amended Offer. Perella Weinberg advised the Board that it had delivered the opinion, discussed above to the effect that as of April 20, 2010 and based upon and subject to the matters stated in its opinion, the consideration to be paid in the amended Offer is inadequate, from a financial point of view, to the shareholders of the Company (other than the Icahn Group and its affiliates). The Company’s management then provided an update as to the status of certain of its current initiatives and responded to questions from the members of the Board. Following these presentations, the Chairman of the Special Committee advised the Board of the determinations and recommendations of the Special Committee with respect to the amended Offer. The Board then engaged in a discussion of potential responses to the amended Offer, the Company’s current business and initiatives, the potential for default under its Credit Facilities as a result of the Offer, and discussions with shareholders as to their reactions to the amended Offer and the Company’s actions to date, including the implementation of the Rights Plan. Following discussion and further deliberation, and upon receiving the recommendation of the Special Committee as noted above, the Board determined, by unanimous vote of the directors present, that the incremental changes to the amended Offer have not addressed its fundamental deficiencies, and the amended Offer continued to be financially inadequate and coercive and continued to be not in the best interest of the Company, its shareholders and others stakeholders, and to recommend that shareholders reject the amended Offer and not tender any Shares pursuant to the amended Offer.

Item 4 of the Schedule 14D-9 is hereby further amended and supplemented by deleting the section entitled “Background of the Offer and Reasons for Recommendation — Reasons for Recommendation” in its entirety and replacing it with the following:

“Reasons for Recommendation

After careful consideration, including a thorough review of the terms and conditions of the Offer by the Special Committee and by the Board, in consultation with their respective financial and legal advisors, the Board, by unanimous vote of the directors present at a meeting held on April 20, 2010, and upon the unanimous recommendation of the Special Committee, determined that the incremental changes to the Offer have not addressed its fundamental deficiencies, and the Offer continues to be financially inadequate and coercive and continues not to be in the best interests of Lionsgate, its shareholders and other stakeholders, and recommends that shareholders reject the Offer and not tender their Shares into the Offer.

The Board and the Special Committee took into account numerous factors in reaching their determinations including, but not limited, to the reasons set forth below:

•	The Offer does not reflect the full fundamental and strategic value of Lionsgate. Over the past ten years, Lionsgate, under the direction of the Board, has developed and executed a disciplined three-phase strategic plan to create and build a diversified media business and generated significant shareholder value:

•	Phase I began by accumulating valuable film and television libraries and expanding Lionsgate’s motion picture business through the creation and distribution of film content.

•	During Phase II, the strategy focused on building a successful and fast growing TV production and distribution business. As a consequence, today, Lionsgate is one of the leading supplier of cable programming with eight shows in production on seven different networks and ten syndicated series in distribution. The Company’s efforts have yielded numerous critically acclaimed and successful shows including Mad Men, Weeds, Nurse Jackie, and Blue Mountain State, all of which have been picked up for subsequent seasons on leading networks.

•	As a part of the ongoing Phase III of the strategic plan, the Company continues expanding into domestic and international cable assets and new media platforms including TV Guide Network, EPIX, FEARnet, Break Media, and Tiger Gate

As part of this plan, the Company announced on April 19, 2010 that EPIX had signed its sixth distribution deal, a nationwide distribution agreement with DISH Network. This agreement will result in EPIX becoming available in 30 million homes beginning next month. Lionsgate also announced that on April 5, 2010 it formed an equal partnership with Saban Capital Group to operate and manage Tiger Gate, the platform for branded action and thriller/horror channels, Kix and Thrill, which are launching across Asia. Lionsgate’s business plan has been validated by the support of partners including JPMorgan’s One Equity Partners in TV Guide Network, Comcast Corporation and Sony Pictures

Entertainment, Inc. in FEARnet, Viacom, Inc. and Metro-Goldwyn-Mayer Inc. in EPIX, Saban Capital Group in Tiger Gate and StudioCanal in Lionsgate’s international businesses.

By pursuing this three-phase strategic plan, over the past ten years Lionsgate has generated shareholder returns above those of industry peers and the broader market. Since the beginning of 2000, when the current management team joined the Company, Lionsgate stock has appreciated by 186%. In comparison, over the same timeframe, the S&P 500 declined 18% and the S&P 500 Media Index declined 47%2. In addition, Lionsgate has achieved and sustained substantial revenue growth during the same time period, with revenues growing from $184 million in fiscal year 2000 to an estimated $1.5 billion in fiscal year 2010. The Board and management team expect that by expanding and diversifying the Company’s content offering further, Lionsgate should continue to outperform its peers and the broader market.

Moreover, as part of Lionsgate’s disciplined growth plan and in an effort to generate the most value for shareholders, the Company manages overhead carefully. Overhead in its core businesses has been reduced in fiscal 2010, and the Company’s 8.5% overhead to corporate revenue percentage is one of the lowest in the industry. For fiscal 2011 the budgeted percentage is 7.8%.

•	The Offer remains financially inadequate. In connection with its review of the Offeror’s amended Offer announced on April 15, 2010, the Special Committee received, and the Board considered the analysis of, a written opinion dated April 20, 2010 from Perella Weinberg, the financial advisor to the Special Committee, to the effect that as of such date and based upon and subject to the matters stated in its opinion, the consideration to be paid in the amended Offer is inadequate, from a financial point of view, to the shareholders (other than the Icahn Group and its affiliates). A copy of the opinion dated April 20, 2010 of Perella Weinberg to the Special Committee with respect to the amended Offer is attached hereto as Annex D. Shareholders are urged to read the opinion carefully and in its entirety for a description of the procedures followed, matters considered and limitations on the use thereof and the review undertaken in connection therewith. The opinion does not constitute a recommendation to Lionsgate shareholders as to whether they should tender their Shares pursuant to the Offer. The Special Committee and the Board, after considering presentations by Perella Weinberg and Morgan Stanley as to the amended Offer and the April 20, 2010 Perella Weinberg opinion addressed to the Special Committee, determined that the Offer Price continues to be inadequate, from a financial point of view, to the shareholders (other than the Icahn Group and its affiliates).

The inadequacy of the Offer is also supported by the views of Wall Street analysts that follow and cover Lionsgate. Mr. Icahn, in his April 15, 2010 press release, selectively quoted two analysts with relatively negative views of Lionsgate’s value to support his arguments. These two quoted analysts are, however, a clear minority among their peers: 8 of the 10 analysts covering the Company that provide price targets currently show a price target that is above the Icahn Group’s amended offer price. The average price target of Wall Street analysts for the Shares as of April 20, 2010 is at a 25.7% premium to the U.S. $7.00 per share offer price (as indicated in the chart below).

2  From January 1, 2000 - April 20, 2010. Source: Bloomberg.

Analyst Targets(1)
As of April 20, 2010
Lionsgate Share Price ($)

Source Bloomberg

(1)	Cowen, JP Morgan, Morgan Stanley, and Ockham do not provide price targets. Miller Tabak’s long term price target quoted

Moreover, the S&P 500 Media Index has increased more than the Offer price over the same time period. If the Shares had performed in line with the 20.3% increase of the S&P 500 Media Index, the Offer price at $7.00 implies a premium of only 11% over the adjusted price of $6.29.

•	The timing of the Offer is opportunistic. The Offeror has timed its offer to exploit the challenging macro-economic operating environment currently impacting the media industry. Film and television library values are also currently being pressured in the short term by the numerous studio assets presently on the market. Finally, the Offer does not reflect the significant value that recent Lionsgate investments, such as TV Guide Network and EPIX, are poised to create for Lionsgate’s shareholders.

•	Lionsgate is well positioned to outperform. Lionsgate is well positioned to continue to outperform and deliver value to its shareholders by taking advantage of its world-class media platform which leverages creation, production and distribution across diverse channels. Lionsgate boasts one of its strongest upcoming slates with The Expendables, starring Sylvester Stallone, Killers, starring Katherine Heigl and Ashton Kutcher, Buried, and The Next Three Days, starring Russell Crowe. This slate follows the success of Why Did I Get Married Too? and Kick Ass, which opened number one at the box office last weekend. Successful TV shows Mad Men, Weeds, Nurse Jackie and Blue Mountain State have all been picked up for subsequent seasons on leading networks. Moreover, Lionsgate platform leverages creation, production and distribution across diverse channels, which affords Lionsgate sustainable competitive advantages and positions the Company to capitalize on emerging opportunities. Today’s environment of fewer films and distributors provides Lionsgate an opportunity to grow its market share. On-demand[3]transactions, accelerated release windows and the increasing popularity of the Blu-ray format continue to generate significant high-margin revenue and growth opportunities for the Company. Finally, the Company has an opportunity to build on its strong platform by rolling up complementary assets at attractive valuations.

3  See GAAP reconciliation table on page 15.

Lionsgate expects to generate an average of $100 million to $125 million of annual free cash flows in fiscal years 2013 through 2015, even before factoring in significant value and earnings potential from TV Guide Network, TVGuide.com, EPIX, FEARnet, Break Media and Tiger Gate.3

•	The Icahn Group is now seeking complete control over the Company. In Mr. Icahn’s latest press release of April 15, 2010, he claims that the Offer is an opportunity to “hold management accountable to the shareholders.” In a previous press release on March 19, 2010, Mr. Icahn similarly stated that “I am now convinced that Lions Gate’s shareholders will never have the right to make important decisions.” However, despite the rhetoric of shareholder rights, if the Icahn Group gains control, it would be able to impose its view on the other shareholders — by, among other things, fundamentally changing Lionsgate’s strategy to reflect that of the Icahn Group, replacing the Board and top management with individuals sharing the Icahn Group’s views — thus minimizing, not enhancing, the potential for choice and influence by Lionsgate’s other shareholders relating to the Company and its future. Even if the Icahn Group waives its minimum condition, which it has reserved and continues to reserve the right to do, and has less than a majority interest in Lionsgate, its increased ownership would still result in the Icahn Group exerting considerable influence over Lionsgate’s affairs and, in some circumstances, exerting negative control over Lionsgate. As noted in a news release issued by Moody’s Investor Services on March 16, 2010, the potential ownership of 29.9% of the Shares by the Icahn Group “would also provide Mr. Icahn with effective control given the size of the stake and the largest shareholder position, and therefore significant influence to either move the company in a direction that may be harmful to debt investors or potential veto capability over certain significant transactions and other matters requiring approval by a special resolution of shareholders.”

•	The acquisition by the Icahn Group of a majority or all of the outstanding Shares is an event of default under the Credit Facilities and could trigger financial obligations under the 10.25% Notes and the Notes. As the Icahn Group has repeatedly noted, the Credit Facilities both define a “change in control” to include, subject to certain limited exceptions, any person or group who acquires ownership or control in excess of 20% of Lionsgate’s equity securities having voting power to vote in the election of the Board. The Credit Facilities provide that a “change in control” is an event of default that permits

3  See GAAP reconciliation table on page 15.

the lenders to accelerate the maturity of borrowings thereunder and to enforce security interests in the collateral securing such debt. As of April 16, 2010, Lionsgate had $60 million outstanding under the Senior Revolving Facility and borrowings of approximately $37.9 million outstanding under the 2009 Facility.

These events of default could arise if the Icahn Group acquired just 1.26% of the Shares.

In addition, if the Credit Facilities were accelerated following an event of default that is not waived or cured, holders of the Notes and the 10.25% Senior Secured Second-Priority Notes due 2016 (the “10.25% Notes”) would have the right to accelerate the debts thereunder. As of April 16, 2010, $236.0 million principal amount of the 10.25% Notes and $236.1 million aggregate principal amount of the Notes were outstanding. As of April 16, 2010, Lionsgate’s consolidated total indebtedness was approximately $861.8 million (includes principal values for the 10.25% Notes and the Notes).

The 10.25% Notes and the Notes define a “change of control” to include the acquisition of beneficial ownership, directly or indirectly, by any person or group of in excess of 50% of the voting stock of Lionsgate. Upon a “change of control,” the holders of the 10.25% Notes and the Notes would have the right to require Lions Gate Entertainment Inc., a wholly owned subsidiary of Lionsgate, to repurchase the principal amount of the 10.25% Notes and the Notes, plus accrued and unpaid interest, and in certain circumstances for the Notes, a make-whole premium. A “change of control” of the 10.25% Notes and the Notes would also result in a default under the Credit Facilities.

If Lionsgate is unable to negotiate an amendment to the Credit Facilities to increase the 20% change in control threshold or obtain a forbearance or waiver for any default resulting from the Offeror’s acquisition of outstanding Shares, Lionsgate would be required to repay all amounts then outstanding and would lose its primary source of liquidity to fund operations, which could materially and adversely impact Lionsgate and its shareholders.

Lionsgate cannot assure shareholders that it would be able to obtain an amendment, forbearance or waiver of the default provisions of the Credit Facilities on reasonable terms. In addition, although Lionsgate had approximately $111 million in cash and cash equivalents available as of April 16, 2010 to fund the repayment and termination of the outstanding borrowings under the Credit Facilities, it would need to immediately seek a replacement source of funding in order to continue to operate its business in the ordinary course. In addition, if the 10.25% Notes and the Notes are accelerated, amounts owing under those instruments would also need to be refinanced. Lionsgate cannot assure shareholders that a replacement credit facility or other financing would be available on commercially reasonable terms, if at all. Additionally, certain other Lionsgate indebtedness may be accelerated in the event that there is a change of control under the Credit Facilities or as set forth in the applicable documentation.

The Icahn Group’s actions have imposed significant uncertainty for any new lender that might otherwise be willing to refinance the Credit Facilities, the 10.25% Notes and the Notes. Mr. Icahn has repeatedly claimed to offer a “solution” to the “change of control” problem that he would cause by offering to provide a bridge facility to Lionsgate should an event of default occur. However, he has never proposed or committed to any terms of such a facility. As a result, by potentially forcing an event of default and thereby making himself a “lender of last resort” he is instead effectively asking Lionsgate to simply trust that his terms will be acceptable at exactly the time when Lionsgate’s other financing alternatives would be most limited.

Furthermore, borrowings from, or the issuance of new debt to, Mr. Icahn or the Icahn Group would serve to further reinforce Mr. Icahn’s control of the Company. Turning to Mr. Icahn for a bridge facility in these circumstances could make him concurrently Lionsgate’s largest shareholder as well as a large creditor and could give him enormous influence over Lionsgate. Acquiring such influence through debt instruments would further misalign his interests from those of any shareholders of the Company that retained their Shares. Indeed, in a March 20, 2009 press release related to Mr. Icahn’s previous tender offer for debt securities of Lionsgate, he noted the effect of the “change of control” requirements under the Credit Facilities and observed that “if the company is forced to restructure, we believe that much of the company’s equity would end up being owned by the debt holders.” As a major or sole creditor of Lionsgate, Mr. Icahn would reap all of the benefit of such an event while the other shareholder of Lionsgate would lose the value of their investments.

In short, if the Offer were successfully completed and the Icahn Group acquired outstanding Shares, Lionsgate’s liquidity and ability to operate its business could be materially and adversely impacted. In connection with this risk, on March 24, 2010, S&P placed Lionsgate’s rating outlook on CreditWatch with negative implications reflecting their concern that a successful Offer by the Icahn Group “could trigger an event of default, which Lions Gate’s banks could decide not to waive.”

•	Risks associated with the Icahn Group’s relative lack of industry experience. As noted above, the Icahn Group is seeking control of Lionsgate. To the knowledge of Lionsgate, the Icahn Group has limited experience in operating a business in Lionsgate’s industry. Mr. Icahn’s involvement in Blockbuster raises serious questions about his knowledge and understanding of the media business. During Mr. Icahn’s tenure on the Blockbuster board Blockbuster reported greater than $1.4 billion in losses[4] and Blockbuster’s share price declined by 96%, plummeting from $10.05 per share to $0.40 per share[5]. Notwithstanding the Icahn Group’s lack of demonstrated experience in the media industry, the Icahn Group has stated that if its Offer is successful, it would replace the Board and top management of the Company, effectively taking over all of the business decisions of Lionsgate, including developing and green-lighting film and television projects, film and television acquisitions and marketing, including any decisions regarding any of the strategic acquisitions and opportunities that Lionsgate is currently considering. The Icahn Group even warns of a “potentially volatile period of transition” resulting from its actions.

Neither the Icahn Group nor Mr. Icahn have articulated any plan or vision for Lionsgate other than that Lionsgate should not be producing movies or TV programming and should limit itself to distribution only.6 Mr. Icahn has also repeatedly taken Lionsgate’s management to task for seeking library assets, even though a year ago, in a March 30, 2009, press release, Mr. Icahn was arguing that “due primarily to the company’s library assets, these assets would provide the noteholders with full ‘recovery value.’ ” The facts are that (i) Lionsgate has achieved profitability on approximately 70% of its film releases over the past ten years, (ii) Lionsgate’s television business has grown from annual revenues of $8 million in 1999 to a projected $350 million in fiscal year 2010, and (iii) if Lionsgate did not produce movies or television programming, the Company would have no newly produced proprietary content to put through its distribution system, leaving Lionsgate primarily reliant on third parties and vulnerable to the vagaries of the acquisition market.

•	The Offer is structured to be coercive or to impose unfair pressures on shareholders to tender. From the first time Lionsgate responded to the original Offer on March 12, 2010, the Board has been concerned that the Offer not be structured in a manner that is coercive or applies unfair pressure on shareholders to accept the Offer. In that context, the Board adopted the Rights Plan to limit the potential adverse impact of an accumulation of a significant interest in the Shares that was effected through a creeping bid, a partial bid or other means that resulted in coercive or unfair attempts to take over the Company without affording all shareholders the opportunity to sell all of their Shares for fair value. The Rights Plan provides a clear roadmap for a transaction that permits shareholder to respond to a bid without coercive or unfair pressures to tender. Lionsgate made clear that any offeror that followed this roadmap would not suffer dilutive effects as a result of the Rights Plan as Lionsgate’s shareholders would be able to make a simple, value-based decision on whether to tender their shares. The Icahn Group’s original offer failed to meet these criteria in a number of respects. Over the past several weeks, the Icahn Group has removed some of the features that Lionsgate has pointed out were coercive or

4  Based on Net income (loss) for second half 2005, 2006, 2007, 2008 and 2009 per Blockbuster filings.
5  Based on Class A common stock. Icahn was elected to the board on May 11, 2005 and resigned on January 28, 2010.
6  Per CNBC interview on March 24, 2010.

imposed unfair pressure on shareholders, and in his press release of April 15, 2010, Mr. Icahn makes much of having done so. In reality, however, despite the clear guidance of the Rights Plan, the Icahn Group has maintained a structure for the Offer that, particularly in the circumstances, can be expected to coerce or pressure shareholders to tender even if they believe, as the Special Committee and the Board do, that the Offer price is financially inadequate.

In the current circumstances, and as discussed above, if the Icahn Group crosses the 20% threshold, the Company could lose its primary source of liquidity to fund operations. Even acquiring as little as 1.26% of Lionsgate shares will put the Icahn Group’s ownership over the 20% threshold under the Credit Facilities and could cause significant, adverse and currently unquantifiable consequences to Lionsgate and its other shareholders as a result of the potential consequences of default under the Credit Facilities, the 10.25% Notes and the Notes. If just 14.26% of the Shares are tendered and taken up, as the Icahn Group had been seeking under the original Offer, there may be further significant and adverse and currently unquantifiable consequences as a result of the negative and effective control that could be exercised by the Icahn Group. If the Offeror waives the minimum tender condition in the Offer, the resulting circumstances and concerns can reasonably be expected to subsequently coerce, or impose an unfair pressure on, other shareholders to tender even if they agree with the Special Committee and the Board that the Offer Price of $7.00 per Share is financially inadequate. The existence of a subsequent offering period does not, in these circumstances, address the coercion or unfair pressure that continue to apply to shareholders who must decide whether to tender during this period.

Because the Icahn Group can cause such significant impacts on Lionsgate without a shareholder mandate, the choice of an individual shareholder becomes much more complex. A shareholder may be confident, as Lionsgate is, that the Offer Price is inadequate but still be concerned about the consequences of failing to tender into the Offer. If the Credit Facilities, Notes or 10.25% Notes accelerate, or if the Icahn Group, with its limited media experience, is able to exercise negative control, or if Lionsgate loses “Canadian-controlled” status, the shareholder might believe that the market price or even the intrinsic value of Lionsgate shares would drop below the Offer Price without a reasonable prospect of recovering. In those circumstances, the shareholder is likely to tender into the Offer, not because the shareholder believes the Offer Price to be adequate, but out of fear of what a small minority of the other shareholders might do. Since each individual shareholder generally is making its own decision, these impacts become a self-fulfilling prophecy — the threat of debt acceleration or negative control drives shareholders to tender despite their view of value, thereby delivering negative or even full control into the hands of the Icahn Group.

Accordingly, the Board believes that the structure of the Offer continues to be fundamentally unfair to Lionsgate shareholders and deprives them of the ability to make a meaningful, value-driven decision.

The Icahn Group has not been responsive to these concerns about the bona fide interests of Lionsgate shareholders, but instead has continued to attempt to avoid them, not only through the structure of the Offer but also through its efforts to deprive shareholders of the protection of the Rights Plan before shareholders have had the opportunity to vote on the Rights Plan. In a report released on April 8, 2010, proxy advisory firm, Glass Lewis & Co., said of Lionsgate’s Rights Plan, “The permitted bid provisions adequately ensure that shareholders are able to consider a reasonable offer for the Company. Further, we note that the Rights Plan will expire in three years. In light of these shareholder-friendly provisions, we believe that the Rights Plan may serve to protect shareholders in the event that a takeover bid does not reflect the full value of the Company’s shares or is coercive. Consequently, we believe that shareholder ratification of the Company’s Rights Plan is in shareholders’ best interests.”7

Knowing that the Special Meeting to consider the Rights Plan has, since the date the Rights Plan was implemented, been scheduled for May 4, 2010, the Icahn Group has tactically chosen April 30, 2010 — two business days before the Special Meeting — as the expiration date for the Offer. Notwithstanding that the Icahn Group may not have ICA approval by April 30, 2010 and that, through the most recent

7  Permission to use this quote neither sought or received.

amendment to the Offer, it is clear that the Icahn Group is prepared to extend the offer for at least an additional 10 business days. By setting the expiration date of the Offer as it has, the Icahn Group also is attempting to preempt the right of shareholders to decide whether it is in their bona fide interest to confirm the Rights Plan in order to protect themselves from the Icahn Group’s inadequate, opportunistic and coercive Offer.

Again for tactical reasons, the Icahn Group has asked the BCSC to convene a hearing and render the Rights Plan ineffective before the Special Meeting. Lionsgate intends to oppose the Icahn Group’s application with a view to permitting the shareholders to determine at the Special Meeting whether the continuation of the Rights Plan is in their bona fide interests in the circumstances.

•	The Offer is highly conditional. The Offer is highly conditional for the benefit of the Offeror, resulting in substantial uncertainty for shareholders as to whether, and if so when, the Offer would be completed. Each of the numerous conditions to the Offer must be satisfied or waived before the Offeror would be obligated to take up any Shares deposited under the Offer.

One of the conditions that the Icahn Group has retained for its benefit is that approval or deemed approval under the ICA by the Minister of Canadian Heritage shall have been obtained on terms and conditions satisfactory to the Offeror in its reasonable judgment. It would not be unusual for that approval, if it was to be forthcoming, not to be provided until after April 30, 2010 in the context of the acquisition of control of a Canadian cultural business.

In the most recent amendment of the Offer, the Icahn Group has disclosed that it intends to assign to Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (the sole beneficiary of which apparently is a “Canadian cultural charity”), the right to purchase Shares tendered into the Offer that if taken up by the Icahn Group, would cause Lionsgate to cease to be “Canadian-controlled” for purposes of the ICA. The Icahn Group also has disclosed that it will lend Mr. Atkey the funds necessary to purchase those shares (although it has not disclosed the terms of the loans or the circumstances of its repayment) and that Mr. Atkey will be entitled to vote the shares “in whatever manner he wishes in the best interest of the beneficiary.” The interest of the beneficiary in the shares is unclear, as the Icahn Group has disclosed that it intends to purchase the shares from Mr. Atkey at such time as doing so would not result in Maple becoming non-Canadian within the meaning of the ICA.

In this context, neither Lionsgate nor its shareholders can assess when or whether the ICA condition will be satisfied or the effect of an acquisition by the Icahn Group and Mr. Atkey of additional Shares in the context of applicable Canadian ownership requirements under the ICA.

By introducing Mr. Atkey and the LGE Trust, the Icahn Group has further confused matters as to the condition that the 15-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) have expired. While the Icahn Group timely made a filing under the HSR Act and received early termination of the waiting period, if the LGE Trust is not controlled by the Icahn Group and if it acquires Shares beyond the applicable HSR thresholds, it would have to make a separate filing and wait for the waiting period to expire or be terminated early. Not only is there insufficient information for shareholders to determine whether this is required, the predicates for HSR Act requirements and ICA requirements are somewhat in opposition to each other. Control of the LGE Trust by the Icahn Group may cause the ICA condition not to be satisfied while the absence of such control may start a new HSR waiting period as to the LGE Trust.

Finally, the Offer continues to provide the Offeror with broad discretion to determine whether the conditions have or have not been satisfied. For example, the Offeror can decide not to proceed with the Offer if there is any change or development that has occurred or been threatened in the business, properties, assets, liabilities, financial condition, operations, results of operations, or the prospects for the business of Lionsgate which is outside the ordinary course of business.

•	All of Lionsgate’s directors and executive officers have informed Lionsgate that they do not currently intend to tender their Shares into the Offer. As of April 16, 2010, Lionsgate’s directors and executive officers set forth on Annex B hereto beneficially owned an aggregate of 25,993,959 Shares (excluding any Shares issuable to Lionsgate’s directors and executive officers pursuant to the vesting of any Lionsgate restricted stock or performance share awards). 23,170,321 of these Shares were beneficially owned by Mark H. Rachesky, M.D., a Lionsgate director.

Accordingly, the Board recommends that shareholders reject the Offer and NOT tender their Shares pursuant to the Offer.

The foregoing discussion of factors considered by the Board and the Special Committee is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Offer, the Board and the Special Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the factors summarized above in reaching their recommendations. In addition, individual members of the Board and the Special Committee may have assigned different weights to different factors. However, after weighing all of the various factors, the Board and the Special Committee made their respective recommendations by unanimous vote of the directors present.”

Reconciliation of Non-GAAP Measures Used Above

ITEM 6.	INTEREST IN SECURITIES OF THE SUBJECT COMPANY

Item 6 of the Schedule 14D-9 is hereby amended and supplemented by deleting the section entitled “Securities Transactions” in its entirety and replacing it with the following:

“Securities Transactions

No transactions with respect to Shares have been effected by Lionsgate or, to Lionsgate’s knowledge after making reasonable inquiry, by any of its executive officers, directors, affiliates or subsidiaries during the 60 days prior to the date of this Statement, except as set forth below:

		Number		Nature of
Name of Person	Transaction Date	of Shares	Price Per Share	Transaction

Jon Feltheimer	April 9, 2010	18,760	$6.19	Withholding of Shares(1)
Jon Feltheimer	April 9, 2010	40,388	$0	Vesting of Equity Awards(2)
Wayne Levin	April 6, 2010	23,225	$6.22	Withholding of Shares(1)
Wayne Levin	April 6, 2010	23,225	$6.22	Withholding of Shares(1)
Wayne Levin	April 6, 2010	50,000	$0	Vesting of Equity Awards(2)

Mark H. Rachesky, MD	April 1, 2010	5,043	$0	Director fees granted in Shares
Norm Bacal	April 1, 2010	3,582	$0	Director fees granted in Shares
Phyllis Yaffe	April 1, 2010	2,858	$0	Director fees granted in Shares
Hardwick Simmons	April 1, 2010	2,837	$0	Director fees granted in Shares
Daryl Simm	April 1, 2010	3,173	$0	Director fees granted in Shares
Brian Tobin	April 1, 2010	3,061	$0	Director fees granted in Shares
Morley Koffman	April 1, 2010	2,901	$0	Director fees granted in Shares
Arthur Evrensel	April 1, 2010	3,798	$0	Director fees granted in Shares
Harald Ludwig	April 1, 2010	10,240	$0	Director fees granted in Shares
Scott Patterson	April 1, 2010	5,829	$0	Director fees granted in Shares

(1)	Represents Shares withheld by Lionsgate to satisfy certain tax withholding obligations upon the vesting of restricted share units. Pursuant to the Lions Gate Entertainment Corp. 2004 Incentive Plan and Lionsgate’s policies, Shares were automatically canceled to cover certain of the reporting person’s tax obligations. No Shares were sold by Lionsgate or the reporting person.

(2)	Amount includes restricted share units and/or restricted share performance units granted by Lionsgate pursuant to the terms of an employment agreement with the reporting person, which are payable in an equal number of Shares.”

Forward-Looking Statements

Certain statements in this Statement may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by the Icahn Group, actions taken by shareholders in respect of the Offer, the possible effect of the Offer on Lionsgate’s business (including, without limitation, on the Credit Facilities and the Notes and on Lionsgate’s status under the Investment Canada Act), the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films, budget overruns, limitations imposed by Lionsgate’s credit facilities, unpredictability of the commercial success of Lionsgate’s motion pictures and television programming, the cost of defending Lionsgate’s intellectual property, difficulties in integrating acquired businesses, technological changes and other trends affecting the entertainment industry, and the risk factors found under the heading “Risk Factors” in Lionsgate’s 2009 Annual Report on Form 10-K filed with the SEC on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009, and Lionsgate’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 filed with the SEC on February 9, 2010, which risk factors are incorporated herein by reference. As a result, these statements speak only as of the date they were made and Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements.

ITEM 9.	EXHIBITS

Item 9 of the Schedule 14D-9 is hereby further amended and supplemented by adding the following exhibits to the exhibit list:

Exhibit
Number	Description

(a)(21)	Press release issued by Lionsgate, dated April 21, 2010.
(a)(22)	Letter to shareholders of Lionsgate dated April 21, 2010.
(a)(23)	Amendment to Canadian Directors’ Circular, dated April 21, 2010.

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ James Keegan
Name:     James Keegan

Title:	Chief Financial Officer

Dated: April 21, 2010

EXHIBIT INDEX

Exhibit
Number	Description

(a)(1)	Press release issued by Lionsgate, dated February 16, 2010.*
(a)(2)	Press release issued by Lionsgate, dated March 12, 2010.*
(a)(3)	Letter to shareholders of Lionsgate dated March 12, 2010.*
(a)(4)	Canadian Directors’ Circular, dated March 12, 2010.*
(a)(5)	Letter to employees of Lionsgate dated March 12, 2010.*
(a)(6)	Lionsgate employee frequently asked questions.*
(a)(7)	Shareholder Rights Plan Agreement, dated as of March 12, 2010, by and between the Company and CIBC Mellon Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on March 12, 2010).
(a)(8)	Press release issued by Lionsgate, dated March 19, 2010.*
(a)(9)	Press release issued by Lionsgate, dated March 22, 2010.*
(a)(10)	Letter to shareholders of Lionsgate dated March 22, 2010.*
(a)(11)	Amendment to Canadian Directors’ Circular, dated March 23, 2010.*
(a)(12)	Letter to employees of Lionsgate dated March 23, 2010.*
(a)(13)	Press release issued by Lionsgate, dated March 24, 2010.*
(a)(14)	Letter to Shareholders of Lionsgate, dated March 26, 2010.*
(a)(15)	Definitive Proxy Statement relating to the Special Meeting of Lionsgate shareholders to be held on May 4, 2010 (incorporated by reference to Lionsgate Definitive Proxy Statement on Schedule 14A filed with the SEC on March 26, 2010).
(a)(16)	Press release issued by Lionsgate, dated April 9, 2010.*
(a)(17)	Press release issued by Lionsgate, dated April 9, 2010.*
(a)(18)	Letter to shareholders of Lionsgate, dated April 12, 2010.*
(a)(19)	Lionsgate presentation to investors.*
(a)(20)	Letter to employees of Lionsgate, dated April 13, 2010.*
(a)(21)	Press release issued by Lionsgate, dated April 21, 2010.
(a)(22)	Letter to shareholders of Lionsgate dated April 21, 2010.
(a)(23)	Amendment to Canadian Directors’ Circular, dated April 21, 2010.
(e)(1)	Excerpts from Lionsgate Definitive Proxy Statement on Schedule 14A relating to the 2009 Annual Meeting of Shareholders filed with the SEC on August 17, 2009.*
(e)(2)	Lionsgate 2004 Performance Incentive Plan (incorporated by reference to Appendix A to Lionsgate’s Definitive Proxy Statement on Form DEF 14A, dated July 28, 2006).
(e)(3)	Form of Incentive Plan Stock Option Agreement (incorporated by reference to Exhibit 10.2 to Lionsgate’s Registration Statement on Form S-2 under the Securities Act of 1933 dated April 30, 2003).
(e)(4)	Form of 2004 Performance Incentive Plan Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.19 to Lionsgate’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 as filed on June 29, 2005).
(e)(5)	Amendment of Employment Agreement, dated as of November 2, 2009, by and between the Company and Michael Burns (incorporated by reference to Exhibit 10.69 to Lionsgate’s Current Report on Form 8-K as filed on November 6, 2009).
(e)(6)	Employment Agreement between Lions Gate Films, Inc. and Wayne Levin dated April 6, 2009 (incorporated by reference to Exhibit 10.64 to Lionsgate’s Current Report on Form 8-K as filed on April 10, 2009).
(e)(7)	Employment Agreement between Lionsgate and James Keegan dated January 14, 2009 (incorporated by reference to Exhibit 10.55 to the Company’s Current Report on Form 8-K filed on January 16, 2009).

Exhibit
Number	Description

(e)(8)	Amended and Restated Employment Agreement between Lionsgate and Jon Feltheimer dated December 15, 2008 (incorporated by reference to Exhibit 10.57 to the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2008).
(e)(9)	Amended and Restated Employment Agreement between Lionsgate and Michael Burns dated December 15, 2008 (incorporated by reference to Exhibit 10.58 to the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2008).
(e)(10)	Amended and Restated Employment Agreement between Lionsgate and Steven Beeks dated December 15, 2008 (incorporated by reference to Exhibit 10.59 to the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2008).
(e)(11)	Amended and Restated Employment Agreement between Lionsgate and James Keegan dated December 15, 2008 (incorporated by reference to Exhibit 10.60 to the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2008).
(e)(12)	Amended and Restated Employment Agreement between Lionsgate and Wayne Levin dated December 15, 2008 (incorporated by reference to Exhibit 10.61 to the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2008).
(e)(13)	Employment Agreement by and between Lions Gate Films, Inc. and Joe Drake dated September 10, 2007 (incorporated by reference to Exhibit 10.46 to Lionsgate’s Current Report on Form 8-K as filed on September 10, 2007).
(e)(14)	Form of Director Indemnity Agreement (incorporated by reference to Exhibit 10.62 to Lionsgate’s Quarterly Report on Form 10-Q for the period ended December 31, 2008).
(e)(15)	Articles (incorporated by reference to Exhibit 3.1 to Lionsgate’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 as filed on June 29, 2005).
(e)(16)	Notice of Articles (incorporated by reference to Exhibit 3.2 to Lionsgate’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 as filed on November 9, 2009).
(e)(17)	Letter Agreement between Lionsgate and Mark H. Rachesky, dated July 9, 2009 (incorporated by reference to Exhibit 10.65 to Lionsgate’s Current Report on Form 8-K as filed on July 10, 2009).
(e)(18)	Registration Rights Agreement by and among Lionsgate, MHR Fund Management LLC and certain other entities affiliated with Dr. Mark H. Rachesky, dated October 22, 2009 (incorporated by reference to Exhibit 10.68 to Lionsgate’s Current Report on Form 8-K as filed on October 23, 2009).
(e)(19)	Second Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of July 25, 2008, among Lions Gate Entertainment Inc., Lions Gate UK Limited, Lions Gate Australia Pty Limited, the Guarantors referred to therein, the Lenders referred to therein, JPMorgan Chase Bank, N.A. and Wachovia Bank, N.A. (incorporated by reference to Exhibit 10.51 to Lionsgate’s Quarterly Report on Form 10-Q for the period ended June 30, 2008 and as filed on August 8, 2008).
(e)(20)	Credit, Security, Guaranty and Pledge Agreement, dated as of October 6, 2009, among Lions Gate Mandate Financing Vehicle Inc., certain Borrowers referred to therein, certain Guarantors referred to therein, certain Lenders referred to therein, JPMorgan Chase Bank, N.A., Union Bank, N.A. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.72 to Lionsgate’s Quarterly Report on Form 10-Q for the period ended December 31, 2009 and as filed on February 9, 2010).
(e)(21)	Indenture (10.25% Senior Secured Second-Priority Notes Due 2016), dated as of October 21, 2009, among Lions Gate Entertainment Inc., Lions Gate Entertainment Corp., certain Guarantors named therein and U.S. Bank National Association (incorporated by reference to Exhibit 10.73 to Lionsgate’s Quarterly Report on Form 10-Q for the period ended December 31, 2009 and as filed on February 9, 2010).
(e)(22)	Indenture (2.9375% Convertible Senior Subordinated Notes Due 2024), dated as of October 4, 2024, among Lions Gate Entertainment Inc., Lions Gate Entertainment Corp and J.P. Morgan Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Lionsgate’s Current Report on Form 8-K on October 4, 2004).
(e)(23)	Indenture (3.625% Convertible Senior Subordinated Notes Due 2025), dated as of February 24, 2005, among Lions Gate Entertainment Inc., Lions Gate Entertainment Corp and J.P. Morgan Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Lionsgate’s Current Report on Form 8-K on February 25, 2005).

Exhibit
Number	Description

(e)(24)	Form of Indenture (3.625% Convertible Senior Subordinated Notes Due 2025), dated as of April 27, 2009, among Lions Gate Entertainment Inc., Lions Gate Entertainment Corp and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit T3C to Form T-3 as filed on April 20, 2009).
(g)(1)	Form of Proxy for the Special Meeting of Lionsgate shareholders to be held on May 4, 2010 (incorporated by reference to Lionsgate Definitive Proxy Statement on Schedule 14A filed with the SEC on March 26, 2010).

*	Previously filed.

ANNEX A

Conditions to the Offer

According to the Offer, notwithstanding any other provision thereof and subject to applicable law, the Icahn Group shall have the right to withdraw the Offer and not take up and pay for, or extend the period of time during which the Offer is open for acceptance and postpone taking up and paying for, any Shares deposited under the Offer unless each of the following conditions is satisfied or waived by the Offeror prior to the Expiry Time. Capitalized terms used in this Annex A and not otherwise defined in this Statement (including this Annex A) shall have the meanings ascribed to them in the Schedule TO, as amended.

•	there shall have been properly and validly deposited under the Offer and not withdrawn at least 36,985,976 Lions Gate Shares;

•	all government or regulatory approvals, waiting or suspensory periods, waivers, permits, consents, reviews, orders, rulings, decisions, and exemptions (including, among others, those required by any antitrust or foreign investment laws and those of any stock exchanges or other securities or regulatory authorities) that, in the Offeror’s reasonable judgment, are necessary or desirable to complete the Offer, shall have been obtained or concluded or, in the case of waiting or suspensory periods, expired or been terminated, each on terms and conditions satisfactory to the Offeror in its reasonable judgment;

•	the Commissioner shall have issued an advance ruling certificate in respect of the purchase of the Lions Gate Shares pursuant to Section 102 of the Competition Act, or the applicable waiting period related to merger pre-notification under Part IX of the Competition Act will have expired or been waived and the Commissioner shall have advised the Offeror in writing (which advice will not have been rescinded or amended), to the satisfaction of the Offeror, in its reasonable judgment, that she does not then have grounds on which to initiate proceedings before the Competition Tribunal under the merger provisions of the Competition Act for an order in respect of the purchase of the Lions Gate Shares under the Offer;

•	all waiting periods and any extensions thereof applicable to the Offer under the HSR Act shall have expired or terminated;

•	the approval or deemed approval under the ICA by the Minister of Canadian Heritage shall have been obtained on terms and conditions satisfactory to the Offeror in its reasonable judgment;

•	there shall not have occurred any actual or threatened change to the Tax Act or the regulations thereunder or the Code or the regulations thereunder, or to the administration thereof (including any proposal to amend the Tax Act or the regulations thereunder or the Code or the regulations thereunder or any announcement, governmental or regulatory initiative, condition, event or development involving a change or a prospective change to the Tax Act or the regulations thereunder or the Code or the regulations thereunder, or to the administration thereof) that, in the reasonable judgment of the Offeror, directly or indirectly, has or may have a material adverse effect on the current or anticipated Canadian or U.S. tax position of any of Lions Gate or its entities because of an increase in taxes payable, a reduction of, or limitation on, available tax losses, tax credits or other tax attributes, or a loss of entitlement to claim (or a requirement to repay) any tax credits or similar tax incentives;

•	there shall not have occurred, developed or come into effect or existence any event, action, state, condition or financial occurrence of national or international consequence or any law, regulation, action, government regulation, inquiry or other occurrence of any nature whatsoever which has or would be reasonably likely to have a material adverse effect upon the general economic, financial, currency exchange or securities industries in the United States or Canada;

•	there shall not have occurred:

•	any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States or Canada;

A-1

•	a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or Canada;

•	any limitation by any governmental authority on, or other event which might affect, the extension of credit by lending institutions or result in any imposition of currency controls in the United States or Canada;

•	a commencement of a war, armed hostilities or other national or international calamity directly or indirectly involving the United States or Canada or any attack on, or outbreak or act of terrorism involving the United States or Canada;

•	a material change in the United States, Canadian or other currency exchange rates or a suspension or a limitation on the markets thereof (as determined by the Offeror, acting reasonably); or

•	in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof (as determined by the Offeror, acting reasonably);

•	the Offeror shall have determined, acting reasonably, that:

•	the board of directors of Lions Gate shall have redeemed all Rights or have waived the application of the Poison Pill to the purchase of Lions Gate Shares by the Offeror under the Offer;

•	a binding and non-appealable cease trading order or an injunction shall have been issued that has the effect of prohibiting or preventing the exercise of the Rights or the issue of Lions Gate Shares upon the exercise of the Rights;

•	a court of competent jurisdiction shall have ordered that the Rights are illegal, of no force or effect or may not be exercised in relation to the Offer and such order shall have become non-appealable; or

•	the Rights and the Poison Pill shall otherwise have been held unexercisable or unenforceable in relation to the purchase by the Offeror of Lions Gate Shares under the Offer;

•	there shall not exist any untrue statement of a material fact, or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made and at the date it was made (after giving effect to all subsequent filings prior to the date of the Offer in relation to all matters covered in earlier filings), in any document filed by or on behalf of Lions Gate or any of its entities prior to the date of the Offer with any securities commission or similar securities regulatory authority in any of the provinces of Canada or in the United States, including any prospectus, annual information form, financial statement, material change report, management proxy circular, press release or in any document so filed or released by Lions Gate or its entities to the public (all of the foregoing, the “Prior Lions Gate Public Filings”) which is adverse to Lions Gate and its entities;

•	there shall not have occurred since August 17, 2009, other than as has been Publicly Disclosed by Lions Gate, any change in the compensation paid or payable by Lions Gate or its entities to their directors, officers or employees, including the granting of additional shares, stock options or bonuses, in each case outside the ordinary course of business or not consistent with past practice, or the adoption of additional severance or other payments payable in the event of termination of employment or change of control;

•	no preliminary or permanent injunction or other order of any domestic or foreign court, government or governmental authority or agency shall have been issued and shall remain in effect which:

•	makes illegal, delays or otherwise directly or indirectly restrains or prohibits the making of the Offer or the acceptance for payment, purchase of or payment for any Lions Gate Shares by the Offeror;

•	imposes or confirms limitations on the ability of the Offeror effectively to exercise full rights of ownership of any Lions Gate Shares, including the right to vote any Lions Gate Shares acquired by the Offeror pursuant to the Offer or otherwise on all matters properly presented to the Shareholders;

A-2

•	imposes or confirms limitations on the ability of the Offeror to fully exercise the voting rights conferred pursuant to its appointment as proxy in respect of all deposited Lions Gate Shares which it accepts for payment; or

•	requires divestiture by the Offeror of any Lions Gate Shares;

•	there shall not be any action taken, or any statute, rule, regulation or order proposed, enacted, enforced, promulgated, issued or deemed applicable to the Offer by any domestic or foreign court, government or governmental authority or agency, in any jurisdiction, which might, directly or indirectly, result in any of the consequences referred to in the preceding condition;

•	no change or development shall have occurred or been threatened since the date of the Offer to Purchase in the business, properties, assets, liabilities, financial condition, operations, results of operations, or the prospects for the business of Lions Gate which is outside the ordinary course of the Lions Gate business or may be materially adverse to Lions Gate, nor shall the Offeror have become aware of any fact that has not been previously Publicly Disclosed by Lions Gate that has or may have a material adverse effect on the value of the Lions Gate Shares;

•	no action or proceeding before any domestic or foreign court or governmental agency or other regulatory or administrative agency or commission shall have been threatened, instituted or pending by any Person challenging the acquisition of any Lions Gate Shares pursuant to the Offer or otherwise directly or indirectly relating to the Offer which has or if successfully asserted would be reasonably likely to have an adverse effect on the Offer, the Offeror or the Shareholders;

•	Lions Gate shall not have:

•	issued, become obligated to issue, or authorized or proposed the issuance of, any Lions Gate securities of any class, or any securities convertible into, or rights, warrants or options to acquire, any such securities or other convertible securities, other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities the existence of which has been disclosed in the Prior Lions Gate Public Filings;

•	issued, become obligated to issue, or authorized or proposed the issuance of, any other securities, in respect of, in lieu of, or in substitution for, all or any of the presently outstanding Lions Gate Shares; or

•	declared or paid any distribution on the Lions Gate Shares; and

•	neither Lions Gate, nor its board of directors nor any of Lions Gate’s subsidiary entities nor any governing body thereof shall have authorized, proposed, agreed to, or announced its intention to propose, any material change to its articles of incorporation or bylaws, any merger, consolidation or business combination or reorganization transaction, acquisition of assets for consideration of more than U.S.$100 million, sale of all or substantially all of its assets or material change in its capitalization, or any comparable event not in the ordinary course of business.

According to the Offer, if the Offeror waives any condition in respect of the Offer, the Offer will be extended for 10 business days from the date of such waiver.

A-3

ANNEX D

OPINION OF PERELLA WEINBERG PARTNERS LP

April 20, 2010

The Special Committee of The Board of Directors
Lions Gate Entertainment Corp.
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

Members of the Special Committee of the Board of Directors:

We understand that on March 1, 2010, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., and Daazi Holding B.V. (collectively, the “Original Offeror”), commenced an offer to purchase (the “Original Offer”) up to 13,164,420 of the issued and outstanding common shares (the “Shares”) of Lions Gate Entertainment Corp. (“Lions Gate” or the “Company”) for U.S.$6.00 per Share in cash (the “Original Offer Consideration”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 1, 2010 (the “Original Offer to Purchase”), and in the accompanying Circular and Letter of Acceptance and Transmittal (together with the Offer to Purchase, the “Original Offer Documents”). We understand further that on March 19, 2010, the Offeror issued a Notice of Variance and Extension (the “First Variance”) pursuant to which, among other things, the Offeror amended the terms of the Original Offer (as so amended, the “First Amended Offer”) to increase the number of Shares offered to be purchased for the Original Offer Consideration from up to 13,164,420 Shares to up to all of the issued and outstanding Shares. Finally, we understand that on April 16, 2010, the Offeror issued a Notice of Variance and Change in Information (the “Second Variance”) pursuant to which, among other things, the Offeror amended the terms of the First Amended Offer (as so amended, the “Amended Offer”) to add 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, as additional offerors (together with the Original Offerors, the “Offeror”) and to increase the offer price from the Original Offer Price to U.S. $7.00 per Share in cash (the “Offer Consideration”).

You have asked for our opinion as to whether the Offer Consideration is adequate, from a financial point of view, to the holders of Shares other than Offeror and Offeror’s affiliates.

For purposes of the opinion set forth herein, we have, among other things:

1.	reviewed the Original Offer Documents, the First Variance and the Second Variance (together, the “Offer Documents”) and certain related documents;

2.	reviewed the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 12, 2010, and amendments thereto filed by the Company with the SEC prior to the date of this letter (as so amended, the “Schedule 14D-9”);

3.	reviewed and discussed with Company representatives a draft, dated the date of this opinion, of a further amendment to the Schedule 14D-9 to be filed with the SEC by the Company in connection with the Amended Offer;

4.	reviewed certain publicly available business and financial information relating to the Company;

5.	reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company furnished to or discussed with us by the management of the Company, including certain financial forecasts relating to the Company prepared by the management of the Company (such forecasts, the “Company Forecasts”);

6.	discussed the past and current business, operations, financial condition and prospects of, and certain strategic alternatives considered from time to time by, the Company with members of senior management of the Company;

7.	compared certain financial terms of the Offer to financial terms, to the extent publicly available, of other transactions we deemed relevant;

8.	reviewed the current and historical market prices of the Shares and compared them with those of certain publicly traded securities of such other companies that we deemed relevant; and

9.	conducted such other financial studies, analyses and investigations, and considered such other factors, as we have deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information supplied or otherwise made available to us (including information that is available from generally recognized public sources) for purposes of this opinion and have further assumed, with your consent, that information furnished by the Company for purposes of our analysis does not contain any material omissions or misstatements of material fact. With respect to the Company Forecasts, we have been advised by the management of the Company, and have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company and the other matters covered thereby and we express no view as to the assumptions on which they are based. Management of the Company has provided to us, in a certificate delivered as of the date hereof, representations regarding, among other things, the accuracy of the information, data and other material (financial or otherwise) provided to us by or on behalf of the Company and the absence of changes thereto.

In arriving at our opinion, we have not made or prepared any independent valuation (including, without limitation, “a “formal valuation” of the Company, as such term is defined in the Canadian Securities Administrators’ Multilateral Instrument 61-101 (“MI 61-101”)) or appraisal of the securities, assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company, nor have we been furnished with any such valuations or appraisals, and our opinion should not be construed as any such valuation or appraisal. Furthermore, the Company has informed us that there have not been any “prior valuations,” as such term is defined in MI 61-101, of the Company, its material assets or its securities in the past twenty-four month period. In addition, we have not evaluated the solvency of the Company or Offeror under any U.S. or Canadian federal, state or provincial laws relating to bankruptcy, insolvency or similar matters. We have not been engaged to review any legal, tax or accounting aspects of the Offer and have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

This opinion addresses only our view, as of the date hereof, of whether the Offer Consideration is adequate, from a financial point of view, to the holders of Shares other than Offeror and Offeror’s affiliates, and does not address any other term or aspect of the Offer. Our opinion does not address the relative merits of the Amended Offer as compared to any strategic alternatives that may be available to the Company. In addition, we do not express any view on, and our opinion does not address, the adequacy of the Offer Consideration or any other term or aspect of the Amended Offer to, or any consideration received in connection therewith by, Offeror and any of its affiliates, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the adequacy or fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons in connection with the Offer, whether relative to the Offer Consideration or otherwise.

We have acted as financial advisor to the Special Committee of the Board of Directors of the Company with respect to this opinion and will receive fees for our services in connection with the delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities and other items arising out of our engagement. In our role as financial advisor to the Special Committee of the Board of Directors of the Company, on March 10, 2010 we rendered an opinion to, and for the information and assistance of, the Special Committee of the Board of Directors of the Company, in its capacity as the Special Committee to the Board of Directors of the Company, with respect to Original Offer for which we were paid a fee by the Company. Except as set forth in the immediately preceding sentence, during the two year period prior to the date hereof, no material relationship existed between Perella Weinberg Partners LP and its affiliates and the Company or Offeror pursuant to which compensation was received by Perella Weinberg Partners LP or its affiliates; however Perella Weinberg Partners LP and its affiliates may in the future provide investment banking and other financial services to the Company or Offeror and their respective affiliates for which they would expect to receive compensation. In the ordinary course of our business activities, Perella Weinberg Partners LP or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers, in debt or equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of the Company or Offeror or any of their respective affiliates. The issuance of this opinion was approved by a fairness opinion committee of Perella Weinberg Partners LP.

It is understood that this opinion is for the information and assistance of the Special Committee of the Board of Directors of the Company, in its capacity as the Special Committee of the Board of Directors of the Company, in connection with, and for the purposes of its evaluation of, the Offer, may not be used or relied upon by any other person, other than the Board of Directors of the Company, in its capacity as the Board of Directors of the Company, and may not be reproduced, disseminated, quoted from or referred to, in whole or in part, without our prior written consent, except as contemplated by the terms of our engagement letter, dated March 3, 2010. This opinion is not intended to be and does not constitute a recommendation as to whether or not any holder of Shares should tender such Shares in connection with the Amended Offer or any other matter. This opinion does not in any manner address the prices at which the Shares will trade at any time. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that, on the date hereof, the Offer Consideration is inadequate, from a financial point of view, to the holders of Shares other than Offeror and Offeror’s affiliates.

Very truly yours,

/s/

PERELLA WEINBERG PARTNERS LP

FOR IMMEDIATE RELEASE

LIONSGATE URGES SHAREHOLDERS TO REJECT THE ICAHN GROUP’S OFFER AND
NOT TENDER THEIR SHARES

Recommends That Shareholders
Vote For the Shareholder Rights Plan

SANTA MONICA, Calif., and VANCOUVER, British Columbia, April 21, 2010 — Lionsgate (NYSE: LGF) today announced that its Board of Directors, in consultation with its financial and legal advisors, has determined, by unanimous vote of the directors present and upon the unanimous recommendation of the Special Committee of the Board, that the unsolicited amended tender offer from Carl Icahn and certain of his affiliated entities (the “Icahn Group”) to purchase up to all of the common shares of Lionsgate for U.S.$7.00 per share is financially inadequate, opportunistic and coercive and is not in the best interests of Lionsgate, its shareholders and other stakeholders.

Accordingly, the Board recommends that Lionsgate’s shareholders reject the Icahn Group’s offer and not tender their shares. All of Lionsgate’s directors and executive officers have informed Lionsgate that they do not currently intend to tender their shares into the offer.

The basis for the Board’s recommendation, which followed a thorough review of the terms and conditions of the offer by the Special Committee and the Board, is set forth in Lionsgate’s amended Schedule 14D-9 filed today with the Securities and Exchange Commission (the “SEC”) and notice of change to directors’ circular filed with Canadian securities regulators.

“We believe that the Icahn Group’s offer remains financially inadequate and does not reflect the full value of Lionsgate shares,” said Lionsgate Co-Chairman and Chief Executive Officer Jon Feltheimer. “We believe that the offer pales in comparison to the value inherent in the world class platform we have established over the past ten years.”

In addition to rejecting the Icahn Group’s revised offer, the Board recommends that shareholders vote to approve the Shareholder Rights Plan at the Special Meeting of Shareholders to be held on May 4, 2010.

Shareholders who do not attend the Special Meeting of Shareholders can vote by submitting the WHITE proxy card they receive in the mail. To ensure that all shares are accounted for, shareholders should vote all of the WHITE cards that they receive.

Lionsgate also mailed the following letter to its shareholders concurrent with the filing of the Schedule 14D-9:

Dear Fellow Lionsgate Shareholder:

On April 15, 2010, the Icahn Group revised its unsolicited offer to acquire up to all of the common shares of Lionsgate from U.S.$6.00 per share to U.S.$7.00 per share. Your Board, in consultation with its outside financial advisors and legal advisors, reviewed the amended offer carefully and determined that it is financially inadequate. The Board believes that the offer is opportunistic and coercive and is NOT in the best interests of Lionsgate, its shareholders and other stakeholders. All of Lionsgate’s directors and executive officers have informed Lionsgate that they do not currently intend to tender their shares into the offer.

In recommending that Lionsgate shareholders reject the Icahn Group’s inadequate offer and not tender their shares, the Board considered, among other things, that:

THE OFFER IS FINANCIALLY INADEQUATE AND FAILS TO REFLECT THE FULL VALUE OF YOUR INVESTMENT

THE OFFER IS OPPORTUNISTIC AND COERCIVE

1. The Offer Does Not Reflect the Full Value of the Shares

•	The U.S.$7.00 per share offer by the Icahn Group fails to reflect the significant value that Lionsgate, under the direction of the Board, has built over the past 10 years.

•	The Board believes that significant additional value would result from the continued implementation of Lionsgate’s business plan.

•	Lionsgate is well-positioned to take advantage of recent media industry dynamics through the Company’s world-class media platform. This platform leverages creation, production and distribution across diverse channels, which affords Lionsgate sustainable competitive advantages and positions the Company to capitalize on emerging opportunities.

•	The S&P 500 Media Index has increased more than the Icahn Group’s offer over the same time period. If Lionsgate’s shares had performed in line with the 20.3% increase of the S&P 500 Media Index, the offer price at U.S.$7.00 implies a premium of only 11% over the adjusted price of $6.29.[1]

PLEASE BE SURE TO VOTE ALL YOUR SHARES AT THIS IMPORTANT SPECIAL MEETING. ALL PROXIES SHOULD BE RECEIVED BY THE COMPANY OR THE ELECTION SCRUTINEERS BY 10:00 AM TORONTO TIME, ON FRIDAY, APRIL 30, 2010, THE SCHEDULED CUT OFF FOR RECEIPT OF PROXIES FOR THE SPECIAL MEETING. ELECTRONIC VOTING BY INTERNET OR TELEPHONE WILL BE AVAILABLE UNTIL 11:59 PM ON THURSDAY APRIL 29, 2010. CALL MACKENZIE PARTNERS, INC. FOR ASSISTANCE AT (800)-322-2885 TOLL-FREE.

1  Based on S&P 500 Media Index. From February 12, 2010-April 20, 2010. Source: Bloomberg.

2.  The Offer is Financially Inadequate

In connection with its review of the Icahn Group’s amended offer made on April 15, 2010, the Special Committee of the Board received a written opinion dated April 20, 2010 from Perella Weinberg, the financial advisor to the Special Committee, to the effect that as of such date and based upon and subject to the matters stated in its opinion, the consideration to be paid in the amended offer is inadequate, from a financial point of view, to the shareholders (other than the Icahn Group and its affiliates).

3.  The Icahn Group is Deliberately Seeking to Violate Lionsgate’s Credit Agreements
for its Own Benefit at the Expense of All Other Shareholders

This Could Have a Material Adverse Effect on Lionsgate’s Business

•	If the Icahn Group crosses the 20% threshold, the Company could lose its primary source of liquidity to fund operations. Even acquiring as little as 1.26% of Lionsgate shares will put the Icahn Group’s ownership over the 20% threshold under our credit facility agreements. Lionsgate cannot assure shareholders that it will be able to obtain replacement financing on appropriate terms.

4.  Icahn’s Bridge Facility Claim is Another Opportunistic Attempt
to Gain Control of Lionsgate

•	Should the Icahn Group’s actions cause an event of default, the Icahn Group claims it is willing to provide a bridge facility to Lionsgate.

•	Lionsgate cannot make any assurances on the cost, timing and restrictions that could be put on its business, or the likelihood that a satisfactory agreement could even be reached with respect to a potential bridge facility from Mr. Icahn or anyone else.

•	Depending on Mr. Icahn for a bridge facility could make him concurrently Lionsgate’s largest shareholder as well as a large creditor and could give him enormous influence over Lionsgate.

5.  The Icahn Group’s Relative Lack of Industry Expertise and Failure
to Articulate a Sound Plan or Vision for Lionsgate
Puts the Value of Your Investment at Risk

•	The Icahn Group has limited expertise in operating a business in Lionsgate’s industry.

•	Mr. Icahn’s “vision” for Lionsgate underscores his lack of experience with respect to Lionsgate’s business and the value of Lionsgate shares. In a March 24, 2010 interview on CNBC, Mr. Icahn stated that Lionsgate “should not be producing movies” and that he believed the Company does not “make a lot of money on these TV productions...TV does not make a company a lot of money.” He also implied that Lionsgate should limit itself to distribution only.

•	Under Mr. Icahn’s proposed direction, Lionsgate would give up its movie business, which has been profitable on 70% of its film releases over the past ten years and its highly profitable TV business, which generates $350 million in revenue and is growing in profitability — both of which replenish Lionsgate’s library. In addition, lack of proprietary content would leave Lionsgate overly vulnerable to the scarcity of product in the acquisition market.

•	Mr. Icahn’s involvement in Blockbuster raises serious questions about his knowledge and understanding of the media business. During Mr. Icahn’s tenure on the Blockbuster board:

•	Blockbuster reported greater than $1.4 billion in losses;[2] and

•	Blockbuster’s share price declined by 96%, plummeting from $10.05 per share to $0.40 per share.[3]

2  Based on Net income (loss) for second half 2005, 2006, 2007, 2008 and 2009 per Blockbuster filings.
3  Based on Class A common stock. Icahn was elected to the board on May 11, 2005 and resigned on January 28, 2010.

In addition, your Board is concerned at the prospect that the Icahn Group may “replace top management.” Lionsgate is uniquely positioned within the industry, and we look forward to capitalizing on the world class platform the Company has established — don’t surrender the value inherent in your Lionsgate investment to the Icahn Group.

6.  The Timing of the Offer is Opportunistic

•	The Icahn Group has timed its offer to exploit the challenging macro-economic operating environment currently impacting the media industry. Film and television library values are also currently being pressured in the short term by the numerous studio assets presently on the market. Finally, the offer does not reflect the significant value that recent Lionsgate investments, such as TV Guide Network and EPIX, are poised to create for Lionsgate’s shareholders.

•	By setting the expiration date of the offer two business days before the scheduled date for the Special Meeting of Shareholders, the Icahn Group is also attempting to preempt the right of shareholders to choose to confirm the Shareholder Rights Plan in order to protect themselves against the Icahn Group’s inadequate, opportunistic and coercive tender offer.

7.  The Offer is Coercive and Highly Conditional

•	The Icahn Group has maintained a critically coercive feature of the offer that expressly reserves the right to waive its minimum tender condition. By reserving the right to waive the offer’s minimum tender condition, the Icahn Group is able to buy a small number of shares that could give it effective control.

•	The Icahn Group refuses to make its minimum tender condition irrevocable.

•	Lionsgate believes that this structure is unfair to its shareholders and could deprive them of making a meaningful, value-driven decision.

ICAHN CONTINUES TO FLIP FLOP ON LIONSGATE

Over the past few months, Mr. Icahn has contradicted himself regarding his intentions for Lionsgate.

•	In February, Mr. Icahn stated: “We are not looking to take control of Lionsgate. To begin with, that is not in the picture for a number of reasons. One, Americans and old Canadian companies are frowned upon as far as taking control and we respect Canada and we are not in any way saying we want to control it, so I want to make that clear. We just want to have a say at the table...”[4]
•	Mr. Icahn now says: “We intend to replace Lions Gate’s board of directors with our nominees. I am hopeful that the new board will act expeditiously to replace top management...”[5]

Mr. Icahn changed his position with regard to Lionsgate’s operations.

•	In February, Mr. Icahn also said that management “should stick to what they know best which is buying these small companies — and distributing them and also producing TV.”[6]
•	Mr. Icahn now says that “You don’t make a lot of money on these TV productions...TV does not make a company a lot of money” and he has implied that the Company should limit itself to distribution only.[7]

Mr. Icahn’s flip flops and contradictory statements further demonstrate that Mr. Icahn lacks an understanding of and a coherent plan for the Company.

4  CNBC, “National Programming,” February 18, 2010.
5  Carl C. Icahn (April 15, 2010). “Icahn Announces Increase in Tender Offer Price for Common Shares of Lions Gate Entertainment Corp.” Press release.
6  CNBC, “National Programming,” February 18, 2010.
7  CNBC, “Fast Money,” March 24, 2010.

LIONSGATE HAS A COMPELLING GROWTH STRATEGY TO BUILD VALUE

Over the past ten years, the Board and management team have developed and executed a disciplined three-phase plan to create and build a diversified media business:

•	Phase I: Building a leading independent motion picture business and library foundation

•	Phase II: Growing a diversified TV business

•	Phase III: Expanding into domestic and international cable assets and new media platforms including TV Guide Network, EPIX, FEARnet, Break Media, and Tiger Gate

As part of this plan, the Company announced on April 19, 2010 that EPIX had signed its sixth distribution deal, a nationwide distribution agreement with DISH Network. This agreement will result in EPIX becoming available in 30 million homes beginning next month. Lionsgate also announced that on April 5, 2010 it formed an equal partnership with Saban Capital Group to operate and manage Tiger Gate, the platform for branded action and thriller/horror channels, Kix and Thrill, which are launching across Asia.

Lionsgate’s business plan has been validated by the support of partners including JPMorgan’s One Equity Partners in TV Guide Network, Comcast and Sony in FEARnet, Viacom and MGM in EPIX, Saban Capital Group in Tiger Gate and StudioCanal in Lionsgate’s international businesses.

As part of its disciplined growth plan and in an effort to generate the most value for shareholders, the Company manages overhead carefully. Overhead in its core businesses was reduced in fiscal 2010, and the Company’s 8.5% overhead to corporate revenue percentage is one of the lowest in the industry. For fiscal 2011, the budgeted percentage is 7.8%.

LIONSGATE HAS THE RIGHT LEADERSHIP IN PLACE
TO BUILD VALUE FOR SHAREHOLDERS

Since the beginning of 2000, when the current management team joined the Company:

•	Lionsgate stock has appreciated by 186%.[8]

•	The TV business has grown from annual revenues of $8 million to a projected $350 million.

•	Lionsgate has achieved profitability on approximately 70% of its film releases.

•	The 12,000-title library will achieve fourth straight record revenue year, projected to top $300 million for the year just ended (approximately $100-$110 million free cash flow).

•	Revenues have grown from $184 million in fiscal year 2000 to over a projected $1.5 billion in fiscal year 2010.

LIONSGATE IS WELL POSITIONED TO OUTPERFORM

Lionsgate is well positioned to continue to outperform and deliver value to its shareholders by taking advantage of its world-class media platform which leverages creation, production and distribution across diverse channels:

•	Lionsgate boasts one of its strongest upcoming slates with The Expendables, starring Sylvester Stallone, Killers, starring Katherine Heigl and Ashton Kutcher, Buried, and The Next Three Days, starring Russell Crowe. This slate follows the success of Why Did I Get Married Too? and Kick Ass, which opened number one at the box office last weekend.

•	Successful TV shows Mad Men, Weeds, Nurse Jackie and Blue Mountain State have all been picked up for subsequent seasons on leading networks.

•	Lionsgate expects to generate an average of $100 million to $125 million of annual free cash flow in fiscal years 2013 through 2015, even before factoring in significant value and earnings potential from TV Guide Network, TVGuide.com, EPIX, FEARnet, Break Media and Tiger Gate.[9]

8  From January 1, 2000-April 20, 2010. Source: Bloomberg.
9  See GAAP reconciliation chart on page 10.

PROTECT THE VALUE OF YOUR INVESTMENT IN LIONSGATE

VOTE FOR THE SHAREHOLDER RIGHTS PLAN
ON THE WHITE PROXY CARD

Lionsgate’s May 4, 2010 Special Meeting of Shareholders is less than two weeks away and your support to confirm the Shareholder Rights Plan is critical to protecting the value of your investment in the Company.

Lionsgate’s Shareholder Rights Plan was implemented to ensure that:

•	All of Lionsgate’s shareholders are treated equally and fairly in connection with any proposals to acquire effective control of Lionsgate;

•	The rights of every shareholder are maintained; and

•	Significant decision-making authority is afforded to shareholders.

The Shareholder Rights Plan your Board is recommending does not prevent change of control transactions. By design, the Shareholder Rights Plan does not prevent or restrict a proxy challenge, but deters inadequate, opportunistic and coercive offers, such as the offer by the Icahn Group.

Glass Lewis, a Leading Proxy Advisory Firm, Believes Lionsgate’s Shareholder
Rights Plan Is in Best Interest of Shareholders

In its report released on April 8, 2010, leading proxy advisory firm Glass Lewis & Co., said of Lionsgate’s Shareholder Rights Plan, “The permitted bid provisions adequately ensure that shareholders are able to consider a reasonable offer for the Company. Further, we note that the Rights Plan will expire in three years. In light of these shareholder-friendly provisions, we believe that the Rights Plan may serve to protect shareholders in the event that a takeover bid does not reflect the full value of the Company’s shares or is coercive. Consequently, we believe that shareholder ratification of the Company’s Rights Plan is in shareholders’ best interests.”10

The Board believes that the Shareholder Rights Plan is in the best interests of the Company, its shareholders and other stakeholders and recommends that you vote FOR the Shareholder Rights Plan on the WHITE Proxy Card. The Board also urges shareholders to discard any gold proxy card that they receive from the Icahn Group.

10  Permission to use this quote was neither sought nor received.

PROTECT THE VALUE OF YOUR INVESTMENT IN LIONSGATE

REJECT THE ICAHN GROUP’S INADEQUATE OFFER AND
VOTE FOR THE SHAREHOLDER RIGHTS PLAN ON THE WHITE PROXY CARD

Lionsgate is a strong and diversified Company with a proven strategy to generate value for our shareholders. We are confident we can better serve our shareholders by continuing to execute our strategic plan.

Your Board strongly recommends that you reject the Icahn Group’s financially inadequate offer by not tendering your shares.

Your vote is extremely important. The Board recommends that you vote FOR Lionsgate’s Shareholder Rights Plan on the WHITE proxy card. We urge you to discard any gold proxy card you receive from the Icahn Group.

Since time is short, vote the WHITE proxy card by phone or internet.

We have appreciated and look forward to your continued support.

Sincerely,

/s/ Jon Feltheimer	/s/ Michael Burns

Jon Feltheimer Co-Chairman and Chief Executive Officer	Michael Burns Vice Chairman

If you have any questions, require assistance in voting your shares, or need additional copies of Lionsgate’s proxy materials, please call MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
lionsgate@mackenziepartners.com
(212) 929-5500 (call collect)
Or
TOLL-FREE (800) 322-2885

Perella Weinberg Partners LP is serving as financial advisor to the Special Committee of the Lionsgate Board of Directors and Wachtell, Lipton, Rosen & Katz is serving as U.S. legal advisor and Goodmans LLP is serving as Canadian legal advisor. Morgan Stanley & Co. Incorporated is serving as financial advisor to Lionsgate and Heenan Blaikie LLP is serving as legal advisor.

About Lionsgate

Lionsgate (NYSE: LGF — News) is the leading next generation studio with a strong and diversified presence in the production and distribution of motion pictures, television programming, home entertainment, family entertainment, video-on-demand and digitally delivered content. The Company has built a strong television presence in production of prime time cable and broadcast network series, distribution and syndication of programming through Debmar-Mercury and an array of channel assets. Lionsgate currently has nearly 20 shows on 10 different networks spanning its prime time production, distribution and syndication businesses, including such critically-acclaimed hits as “Mad Men,” “Weeds” and “Nurse Jackie” along with new series such as “Blue Mountain State” and the syndication successes “Tyler Perry’s House of Payne,” its spinoff “Meet The Browns” and “The Wendy Williams Show.”

Its feature film business has generated such recent hits as TYLER PERRY’S WHY DID I GET MARRIED TOO? and the critically-acclaimed PRECIOUS, which has garnered nearly $50 million at the North American box office and won two Academy Awards®. The Company’s home entertainment business has grown to more than 7% market share and is an industry leader in box office-to-DVD revenue conversion rate. Lionsgate handles a prestigious and prolific library of approximately 12,000 motion picture and television titles that is an important source of recurring revenue and serves as the foundation for the growth of the Company’s core businesses. The Lionsgate brand remains synonymous with original, daring, quality entertainment in markets around the world.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Lionsgate has filed and amended a Solicitation/Recommendation Statement on Schedule 14D-9 with the Securities and Exchange Commission (the “SEC”) and a notice of change to directors’ circular with Canadian securities regulators. Any Solicitation/Recommendation Statement and directors’ circular or amendment thereto filed by Lionsgate that is required to be mailed to shareholders will be mailed to shareholders of Lionsgate. In addition, Lionsgate has filed a proxy statement with the SEC and Canadian securities regulators in connection with the special meeting of shareholders and mailed such proxy statement to shareholders of Lionsgate. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN CERTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Solicitation/Recommendation Statement, the directors’ circular, any amendments or supplements thereto, the proxy statement, and other documents filed by Lionsgate with the SEC and Canadian securities regulators related to the Icahn Group’s unsolicited tender offer for no charge in the “Investors” section of Lionsgate’s website at www.lionsgate.com or at the SEC’s website at www.sec.gov or at www.sedar.com. Copies will also be available at no charge by writing to Lionsgate at 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404.

Certain Information Regarding Participants

Lionsgate and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of Lionsgate’s directors and executive officers in Lionsgate’s Annual Report on Form 10-K filed with the SEC on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009, and its proxy statement for the 2009 Annual Meeting filed with the SEC on August 17, 2009. To the extent that holders of Lionsgate securities have changed since the amounts printed in the proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the definitive proxy statement filed with the SEC and Canadian securities regulators in connection with the special meeting of shareholders and may also be included in other relevant materials to be filed with the SEC if and when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by the Icahn Group, actions taken by shareholders in respect of the offer, the possible effect of the offer on Lionsgate’s business (including, without limitation, on Lionsgate’s credit facilities and notes), the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films, budget overruns, limitations imposed by Lionsgate’s credit facilities, unpredictability of the commercial success of Lionsgate’s motion pictures and television programming, the cost of defending Lionsgate’s intellectual property, difficulties in integrating acquired businesses, technological changes and other trends affecting the entertainment industry, and the risk factors found under the heading “Risk Factors” in Lionsgate’s 2009 Annual Report on Form 10-K filed with the SEC on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009, and Lionsgate’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 filed with the SEC on February 9, 2010. As a result, these statements speak only as of the date they were made and Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “forecasts” and similar expressions are used to identify these forward-looking statements.

#  #  #

Contacts:

Peter D. Wilkes
310-255-3726
pwilkes@lionsgate.com

Andrea Priest/Annabelle Rinehart
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

This document is important and requires your immediate attention. If you are in doubt as to how to respond to the Offer described in this Notice of Change to Directors’ Circular, you should consult with your investment dealer, stockbroker, bank manager, lawyer or other professional advisor.

Lions Gate Entertainment Corp.

NOTICE OF CHANGE TO DIRECTORS’ CIRCULAR

RECOMMENDING

REJECTION

OF THE OFFER BY

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS
MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED
PARTNERSHIP, ICAHN FUND S.A.R.L AND DAAZI HOLDING B.V.

TO PURCHASE UP TO ALL OF THE COMMON SHARES OF

Lions Gate Entertainment Corp.

For

U.S.$7.00 in Cash Per Share

RECOMMENDATION TO SHAREHOLDERS

The Board of Directors of Lionsgate continues to recommend that Shareholders REJECT the Offer and NOT TENDER their Shares.

Any Shareholder who has tendered his or her Shares under the Offer should WITHDRAW those Shares.

April 21, 2010

FORWARD-LOOKING STATEMENTS

Certain statements in this Notice of Change to Directors’ Circular may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by the Icahn Group (as defined herein), actions taken by shareholders in respect of the Offer (as defined herein), the possible effect of the Offer on Lions Gate Entertainment Corp.’s (“Lionsgate” or the “Company”) business (including, without limitation, on its credit facilities and notes and on Lionsgate’s status under the Investment Canada Act), the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films, budget overruns, limitations imposed by Lionsgate’s credit facilities, unpredictability of the commercial success of Lionsgate’s motion pictures and television programming, the cost of defending Lionsgate’s intellectual property, difficulties in integrating acquired businesses, technological changes and other trends affecting the entertainment industry, and the risk factors found under the heading “Risk Factors” in Lionsgate’s 2009 Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009 and Lionsgate’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 filed with the SEC on February 9, 2010 (each of which is available on SEDAR at www.sedar.com), which risk factors are incorporated herein by reference. As a result, these statements speak only as of the date they were made and Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements.

CURRENCY

All dollar references in this Directors’ Circular are in United States dollars, unless otherwise indicated. On April 20, 2010, the noon rate of exchange as reported by the Bank of Canada was C$1.00 = US$1.0014 and US$1.00 = C$0.9986.

ENQUIRIES

This document is important and requires your immediate attention. If you are in doubt as to how to respond to the Offer (as defined herein), you should consult with your investment dealer, broker, lawyer or other professional advisor. Enquiries concerning information in this document should be directed to Lionsgate’s information agent, MacKenzie Partners, Inc. at 1-800-322-2885 (toll free in North America), 1-212-929-5500 (collect outside North America) or lionsgate@mackenziepartners.com.

AVAILABILITY OF DISCLOSURE DOCUMENTS

Although the market for the securities of Lionsgate is the New York Stock Exchange, Lionsgate is a reporting issuer the Canadian provinces of British Columbia, Alberta, Manitoba, Ontario and Quebec and files its continuous disclosure documents and other documents with the Canadian securities regulatory authorities in each such province and with the United States Securities and Exchange Commission. Continuous disclosure documents are available at www.sedar.com and www.sec.gov.

DEFINED TERMS

All capitalized terms used in this notice of change but not otherwise defined have the meanings set forth in the Lionsgate Directors’ Circular dated March 12, 2010.

NOTICE OF CHANGE TO DIRECTORS’ CIRCULAR

This notice of change (the “Notice of Change”) amends and supplements the directors’ circular (the “Directors’ Circular”) dated March 12, 2010 and the first notice of change to the Directors’ Circular dated March 23, 2010, each issued by the board of directors of Lionsgate (the “Board”) in response to the unsolicited offer by Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey (the “Trustee”), in his capacity as the sole trustee of the LGE Trust (collectively, the “Offeror”), to purchase up to all of the issued and outstanding Shares at a price of $7.00 per Share in cash (the “Offer Price”) on the terms and subject to the conditions set forth in the Offer to Purchase and Circular, dated March 1, 2010, the related Letter of Acceptance and Transmittal and the related Notices of Variation and Extension, dated March 19, 2010 and April 16, 2010, (which, together with any amendments or supplements thereto from time to time, collectively constitute the “Offer”).

As a result of Carl C. Icahn’s relationship with the Offeror (other than the Trustee), Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp., each of Mr. Icahn, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. are deemed to be co-bidders with the Offeror (Mr. Icahn and such entities, together with the Offeror, as applicable, the “Icahn Group”).

All cash payable under the Offer will be denominated in U.S. dollars. However, holders of Shares (the “shareholders”) may elect to receive payment in Canadian dollars based on the Bank of Canada noon spot exchange rate on the date following expiry of the Offer on which funds are provided to the depositary to pay for Shares purchased under the Offer.

The Offer is described in the notice of variation and extension filed by the Offeror with the securities regulators in Canada on April 16, 2010 (the “Notice of Variation”). According to the Notice of Variation, the Offer will expire at 8:00 p.m., New York Time, on April 30, 2010, unless the Offeror further extends or withdraws the Offer. The Offeror has stated that if the Offeror takes up Shares that have been validly tendered and not withdrawn prior to the expiration of the Offer, the Offeror will publicly announce and make available a subsequent offering period, which shall expire ten business days after the date of such announcement.

According to the Notice of Variation, as of April 16, 2010, the Offeror was the beneficial owner of 22,107,571 Shares, which represents approximately 18.724% of the total number of Shares outstanding as of April 16, 2010.

The Offer is subject to numerous conditions, which include the following, among others:

•	there shall have been properly and validly deposited under the Offer and not withdrawn at least 36,985,976 Shares;

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•	the Offeror shall have determined, acting reasonably, that:

(i)	the board of directors of Lionsgate shall have redeemed all Rights or have waived the application of the Rights Plan to the purchase of Shares by the Offeror under the Offer;

(ii)	a binding and non-appealable cease trading order or an injunction shall have been issued that has the effect of prohibiting or preventing the exercise of the Rights or the issue of the Shares upon the exercise of the Rights;

(iii)	a court of competent jurisdiction shall have ordered that the Rights are illegal, of no force or effect or may not be exercised in relation to the Offer and such order shall have become non-appealable; or

(iv)	the Rights and the Rights Plan shall otherwise have been held unexercisable or unenforceable in relation to the purchase by the Offeror of Shares under the Offer;

•	the approval or deemed approval under the Investment Canada Act (Canada) (the “ICA”) by the Minister of Canadian Heritage shall have been obtained on terms and conditions satisfactory to the Offeror in its reasonable judgment;

•	all waiting periods and any extensions thereof applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) shall have expired or terminated;

•	all government or regulatory approvals, waiting or suspensory periods that, in the Offeror’s reasonable judgment, are necessary or desirable to complete the Offer, shall have been obtained or concluded or, in the case of waiting or suspensory periods, expired or been terminated, each on terms and conditions satisfactory to the Offeror in its reasonable judgment;

•	Lionsgate shall not have authorized, proposed, agreed to, or announced its intention to propose any material change to its articles of incorporation or bylaws, any merger, consolidation or business combination or reorganization transaction, acquisition of assets for consideration of more than $100 million, sale of all or substantially all of its assets or material change in its capitalization, or any comparable event not in the ordinary course of business;

•	Lionsgate shall not have issued, become obligated to issue, or authorized or proposed the issuance of, any Lionsgate securities of any class, or any securities convertible into, or rights, warrants or options to acquire, any such securities or other convertible securities, other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities;

•	no change or development shall have occurred or been threatened since the date of the Offer to Purchase in the business, properties, assets, liabilities, financial condition, operations, results of operations, or the prospects for the business of Lionsgate which is outside the ordinary course of Lionsgate business or may be materially adverse to Lionsgate; and

•	there shall not have occurred, since August 17, 2009, any change in the compensation paid or payable by Lionsgate to its directors, officers or employees, including the granting of additional shares, stock options or bonuses, in each case outside the ordinary course of business or not consistent with past practice, or the adoption of additional severance or other payments payable in the event of termination of employment or change of control, other than as previously disclosed by Lionsgate in a public filing made by it on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) or by way of a press release made through a nationally recognized news wire service prior to the date hereof.

The Offer states that if the Offeror waives any condition in respect of the Offer, the Offer will be extended for ten business days from the date of such waiver.

For a full description of the conditions to the Offer, please see Appendix “A” attached hereto. The foregoing summary of certain conditions to the Offer does not purport to be complete and is qualified in its entirety by reference to the contents of Appendix “A” attached hereto.

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DIRECTORS’ RECOMMENDATION

After careful consideration, including a thorough review of the terms and conditions of the Offer by the Special Committee of the Board and by the Board, in consultation with their respective financial and legal advisors, the Board, by unanimous vote of the directors present at a meeting held on April 20, 2010, and upon the unanimous recommendation of the Special Committee, determined that the incremental changes to the Offer have not addressed its fundamental deficiencies, and the Offer continues to be financially inadequate and coercive and continues not to be in the best interests of Lionsgate, its shareholders and other stakeholders.

Accordingly, for the reasons described in more detail below, the Board recommends that Lionsgate’s shareholders reject the Offer and NOT tender their Shares to the Offeror in the Offer. Please see “Reasons for Recommendation” below for further detail.

If you have tendered your Shares, you can withdraw them. For assistance in withdrawing your Shares, you can contact your broker or Lionsgate’s information agent, MacKenzie Partners, Inc. (“MacKenzie”), at the address, phone number and email address below:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
Telephone: (800) 322-2885 (Toll-Free)
(212) 929-5500 (Collect)
Email: Lionsgate@mackenziepartners.com.

REJECTION OF THE OFFER

The Board of Directors of Lionsgate recommends that Shareholders REJECT the Offer and
NOT TENDER their Shares.

Any Shareholder who has tendered his or her Shares under the Offer should WITHDRAW those Shares.

To REJECT the Offer, you do not need to do anything. If you have tendered your Shares to the Offer, you can withdraw them until they are taken up under the Offer. The Board of Directors recommends that you withdraw any tendered Shares immediately. See “How to Withdraw Your Deposited Shares” in this Notice of Change.

Shareholders should consider the terms of the Offer and the recommendation of the Board contained in this Notice of Change carefully and come to their own decision whether to accept or reject the Offer. Shareholders who are in doubt as to how to respond to the Offer should consult with their own investment dealer, broker, lawyer or other professional advisor. Acceptance of the Offer may have tax consequences specific to the circumstances of individual shareholders and shareholders should consult their own professional tax advisors. Enquiries concerning information in this Notice of Change should be directed to Lionsgate’s information agent, MacKenzie Partners, Inc. at 1-800-322-2885 (toll free in North America), 1-212-929-5500 (collect outside North America) or lionsgate@mackenziepartners.com.

RECENT DEVELOPMENTS

On April 15, 2010, the Offeror announced that it had amended the Offer to include the terms described above and, on that same day, Lionsgate issued a press release recommending that shareholders take no action in response to the Offer and informing shareholders that the Board, in consultation with the Special Committee and financial and legal advisors, would review the Offer and make its recommendation to shareholders.

On April 16, 2010, the Special Committee met with its financial and legal advisors, as well as the Company’s management and financial and legal advisors. During the meeting, the Special Committee received an update regarding the terms of the amended Offer, the applicability of the Rights Plan to the amended Offer, and certain of

4

the conditions to the amended Offer. The Special Committee then engaged in a discussion of potential responses to the amended Offer and determined to adjourn and reconvene after the advisors to the Special Committee had completed their financial and legal analysis of the amended Offer.

On April 18, 2010, the Special Committee met with the its legal advisors and the Company’s proxy advisor. The Special Committee considered and discussed the perspectives of the Company’s proxy advisor as to the feedback to date of shareholders with respect to the Offer, and planned solicitations of and discussions with shareholders. The Special Committee also considered and discussed the legal and regulatory environment relevant to the amended Offer, including applicable U.S. and Canadian securities laws, the operation of the Rights Plan and the upcoming hearing before the British Columbia Securities Commission (“BCSC”) regarding the Icahn Group’s application to cease trade the rights issued under the Rights Plan, the ICA, and the potential consequences to the Company of default under its Credit Facilities as a result of the Offer. Following discussion of potential responses to the amended Offer, the Special Committee adjourned to await the completion of the financial analysis by the Special Committee’s and the Company’s financial advisors.

On April 20, 2010, the Special Committee met with its financial and legal advisors, as well as the Company’s management and financial and legal advisors. During the meeting, the Special Committee and its advisors considered and discussed a presentation by Morgan Stanley & Co. Incorporated (“Morgan Stanley”) with respect to, among other things: the amendments to the Offer; market perspectives on the amended Offer; factors currently affecting the market price of the Shares, including the current business plan and initiatives of the Company, and affecting the industry generally; and the inadequacy of the Offer Price relative to various metrics. The Special Committee also considered and discussed a presentation from Perella Weinberg regarding the amended Offer and Perella Weinberg’s financial analysis of the amended Offer. At the conclusion of the presentation, Perella Weinberg orally delivered its opinion, which has subsequently been confirmed in writing as attached to this Notice of Change in Appendix “B”, to the effect that as of April 20, 2010 and based upon and subject to the matters stated in its opinion, the consideration to be paid in the amended Offer is inadequate, from a financial point of view, to the shareholders of the Company (other than the Icahn Group and its affiliates). The Special Committee also considered and discussed, among other things, communications with shareholders regarding the amended Offer, communications with proxy advisory groups, and matters related to the scheduled hearing before the BCSC. The Special Committee also discussed with its advisors and the Company’s management and advisors potential alternatives based on a number of different contingencies. The Special Committee then excused the Company’s management and the Company’s advisors and engaged in further discussion. At the conclusion of this discussion, the Special Committee unanimously determined that the amended Offer continued to be financially inadequate and coercive and continued to not be in the best interests of the Company, its shareholders and others stakeholders, and to recommend to the Board that the Board recommend that shareholders reject the amended Offer and not tender any Shares pursuant to the amended Offer.

Later on April 20, 2010, the Board met with its financial and legal advisors as well as the Company’s management and the Special Committee’s financial and legal advisors. The Board reviewed the terms of the amended Offer, including the Icahn Group’s continued ability to waive the minimum tender condition, the contemplated subsequent offering period and the continuing condition contemplating receipt of approval or deemed approval under the ICA and of the trust structure that had been proposed by the Icahn Group in this context, the applicability of the Rights Plan to the amended Offer, and further matters regarding the Rights Plan, including the scheduled hearing before the BCSC and the special meeting of Lionsgate’s shareholders to be held on May 4, 2010 (the “Special Meeting”). The Board also considered and discussed a presentation by Morgan Stanley with respect to, among other things: the amendments to the Offer; market perspectives on the amended Offer; factors currently affecting the market price of the Shares, including the current business plan and initiatives of the Company, and affecting the industry generally; and the inadequacy of the Offer Price relative to various metrics. The Board also considered and discussed a presentation from Perella Weinberg to the Special Committee regarding the amended Offer, including Perella Weinberg’s financial analysis of the amended Offer. Perella Weinberg advised the Board that it had delivered the opinion, discussed above to the effect that as of April 20, 2010 and based upon and subject to the matters stated in its opinion, the consideration to be paid in the amended Offer is inadequate, from a financial point of view, to the shareholders of the Company (other than the Icahn Group and its affiliates). The Company’s management then provided an update as to the status of certain of its current initiatives and responded to questions

5

from the members of the Board. Following these presentations, the Chairman of the Special Committee advised the Board of the determinations and recommendations of the Special Committee with respect to the amended Offer. The Board then engaged in a discussion of potential responses to the amended Offer, the Company’s current business and initiatives, the potential for default under its Credit Facilities as a result of the Offer, and discussions with shareholders as to their reactions to the amended Offer and the Company’s actions to date, including the implementation of the Rights Plan. Following discussion and further deliberation, and upon receiving the recommendation of the Special Committee as noted above, the Board determined, by unanimous vote of the directors present, that the incremental changes to the amended Offer have not addressed its fundamental deficiencies, and the amended Offer continued to be financially inadequate and coercive and continued to be not in the best interest of the Company, its shareholders and others stakeholders, and to recommend that shareholders reject the amended Offer and not tender any Shares pursuant to the amended Offer.

REASONS FOR THE RECOMMENDATION

After careful consideration, including a thorough review of the terms and conditions of the Offer by the Special Committee and by the Board, in consultation with their respective financial and legal advisors, the Board, by unanimous vote of the directors present at a meeting held on April 20, 2010, and upon the unanimous recommendation of the Special Committee, determined that the incremental changes to the Offer have not addressed it fundamental deficiencies, and the Offer continues to be financially inadequate and coercive and continues not to be in the best interests of Lionsgate, its shareholders and other stakeholders, and recommended that shareholders reject the Offer and not tender their Shares into the Offer.

The Board and the Special Committee took into account numerous factors in reaching their determinations including, but not limited, to the reasons set forth below:

•	The Offer does not reflect the full fundamental and strategic value of Lionsgate. Over the past ten years, Lionsgate, under the direction of the Board, has developed and executed a disciplined three-phase strategic plan to create and build a diversified media business and generated significant shareholder value:

•	Phase I began by accumulating valuable film and television libraries and expanding Lionsgate’s motion picture business through the creation and distribution of film content.

•	During Phase II, the strategy focused on building a successful and fast growing TV production and distribution business. As a consequence, today Lionsgate is one of the leading suppliers of cable programming with eight shows in production on seven different networks and ten syndicated series in distribution. The Company’s efforts have yielded numerous critically acclaimed and successful shows including Mad Men, Weeds, Nurse Jackie, and Blue Mountain State, all of which have been picked up for subsequent seasons on leading networks.

•	As part of the ongoing Phase III of the strategic plan, the Company continues expanding into domestic and international cable assets and new media platforms including TV Guide Network, EPIX, FEARnet, Break Media, and Tiger Gate.

6

As part of this plan, the Company announced on April 19, 2010 that EPIX had signed its sixth distribution deal, a nationwide distribution agreement with DISH Network. This agreement will result in EPIX becoming available in 30 million homes beginning next month. Lionsgate also announced that on April 5, 2010, it formed an equal partnership with Saban Capital Group to operate and manage Tiger Gate, the platform for branded action and thriller/horror channels, Kix and Thrill, which are launching across Asia. Lionsgate’s business plan has been validated by the support of partners including JPMorgan’s One Equity Partners in TV Guide Network, Comcast Corporation and Sony in FEARnet, Viacom, Inc. and MGM in EPIX, Saban Capital Group in Tiger Gate and StudioCanal in Lionsgate’s international businesses.

By pursuing this three-phase strategic plan, over the past ten years, Lionsgate has generated shareholder returns above those of industry peers and the broader market. Since the beginning of 2000, when the current management team joined the Company, Lionsgate stock has appreciated by 186%. In comparison, over the same timeframe, the S&P 500 declined 18% and the S&P 500 Media Index declined 47%1. In addition, Lionsgate has achieved and sustained substantial revenue growth during the same time period, with revenues growing from $184 million in fiscal year 2000 to an estimated $1.5 billion in fiscal year 2010. The Board and management team expect that by expanding and diversifying the Company’s content offering further, Lionsgate should continue to outperform its peers and the broader market.

Moreover, as part of Lionsgate’s disciplined growth plan and in an effort to generate the most value for shareholders, the Company manages overhead carefully. Overhead in its core businesses has been reduced in fiscal 2010, and the Company’s 8.5% overhead to corporate revenue percentage is one of the lowest in the industry. For fiscal 2011, the budgeted percentage is 7.8%.

•	The Offer remains financially inadequate. In connection with its review of the Offeror’s amended Offer announced on April 15, 2010, the Special Committee received, and the Board considered the analysis of, a written opinion dated April 20, 2010 from Perella Weinberg, the financial advisor to the Special Committee, to the effect that as of such date and based upon and subject to the matters stated in its opinion, the consideration to be paid in the amended Offer is inadequate, from a financial point of view, to the shareholders (other than the

1 From January 1, 2000 — April 20, 2010.
Source: Bloomberg.

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Icahn Group and its affiliates). A copy of the opinion dated April 20, 2010 of Perella Weinberg to the Special Committee with respect to the amended Offer is attached hereto as Appendix “B”. Shareholders are urged to read the opinion carefully and in its entirety for a description of the procedures followed, matters considered and limitations on the use thereof and the review undertaken in connection therewith. The opinion does not constitute a recommendation to Lionsgate shareholders as to whether they should tender their Shares pursuant to the Offer. The Special Committee and the Board, after considering presentations by Perella Weinberg and Morgan Stanley as to the amended Offer and the April 20, 2010 Perella Weinberg opinion addressed to the Special Committee, determined that the Offer Price continues to be inadequate, from a financial point of view, to the shareholders (other than the Icahn Group and its affiliates).

The inadequacy of the Offer is also supported by the views of Wall Street analysts that follow and cover Lionsgate. Mr. Icahn, in his April 15, 2010 press release, selectively quoted two analysts with relatively negative views of Lionsgate’s value to support his arguments. These two quoted analysts are, however, a clear minority among their peers: 8 of the 10 analysts covering the Company that provide price targets currently show a price target that is above Icahn’s amended offer price. The average price target of Wall Street analysts for the Shares as of April 20, 2010 is at a 25.7% premium to the U.S. $7.00 per share offer price (as indicated in the chart below).

Analyst Targets (1)
As of April 20, 2010
Lionsgate Share Price ($)

Source:  Bloomberg

(1)	Cowen, JP Morgan, Morgan Stanley, and Ockham do not provide price targets. Miller Tabak’s long term price target quoted.

Moreover, the S&P Media Index has increased more than the Offer price over the same time period. If the Shares had performed in line with the 20.3% increase of the S&P Media Index, the Offer price at $7.00 implies a premium of only 11% over the adjusted price of $6.29.

•	The timing of the Offer is opportunistic. The Offeror has timed its offer to exploit the challenging macro-economic operating environment currently impacting the media industry. Film and television library values are also currently being pressured in the short term by the numerous studio assets presently on the market. Finally, the Offer does not reflect the significant value that recent Lionsgate investments, such as TV Guide Network and EPIX, are poised to create for Lionsgate’s shareholders

•	Lionsgate is well positioned to outperform. Lionsgate is well positioned to continue to outperform and deliver value to its shareholders by taking advantage of its world-class media platform which leverages creation, production and distribution across diverse channels. Lionsgate boasts one of its strongest upcoming slates with The Expendables, starring Sylvester Stallone, Killers, starring Katherine Heigl and Ashton Kutcher, Buried, and The Next Three Days, starring Russell Crowe. This slate follows the success of Why Did I Get Married Too? and Kick Ass, which opened number one at the box office last weekend. Successful TV

8

shows Mad Men, Weeds, Nurse Jackie and Blue Mountain State have all been picked up for subsequent seasons on leading networks. Moreover, Lionsgate platform leverages creation, production and distribution across diverse channels, which affords Lionsgate sustainable competitive advantages and positions the Company to capitalize on emerging opportunities. Today’s environment of fewer films and distributors provides Lionsgate an opportunity to grow its market share. On-demand transactions, accelerated release windows and the increasing popularity of the Blu-ray format continue to generate significant high-margin revenue and growth opportunities for the Company. Finally, the Company has an opportunity to build on its strong platform by rolling up complementary assets at attractive valuations.

Lionsgate expects to generate an average of $100 million to $125 million of annual free cash flows in fiscal years 2013 through 2015, even before factoring in significant value and earnings potential from TV Guide Network, TVGuide.com, EPIX, FEARnet, Break Media and Tiger Gate.2

•	The Icahn Group is now seeking complete control over the Company. In Mr. Icahn’s latest press release of April 15, 2010, he claims that the Offer is an opportunity to “hold management accountable to the shareholders.” In a previous press release on March 19, 2010, Mr. Icahn similarly stated that “I am now convinced that Lions Gate’s shareholders will never have the right to make important decisions.” However, despite the rhetoric of shareholder rights, if the Icahn Group gains control, it would be able to impose its view on the other shareholders — by, among other things, fundamentally changing Lionsgate’s strategy to reflect that of the Icahn Group and replacing the Board and top management with individuals sharing the Icahn Group’s views — thus minimizing, not enhancing, the potential for choice and influence by Lionsgate’s other shareholders relating to the Company and its future. Even if the Icahn Group waives its minimum condition, which it has reserved and continues to reserve the right to do, and has less than a majority interest in Lionsgate, its increased ownership would still result in the Icahn Group exerting considerable influence over Lionsgate’s affairs and, in some circumstances, exerting negative control over Lionsgate. As noted in a news release issued by Moody’s Investor Services on March 16, 2010, the potential ownership of 29.9% of the Shares by the Icahn Group “would also provide Mr. Icahn with effective control given the size of the stake and the largest shareholder position, and therefore significant influence to either move the company in a direction that may be harmful to debt investors or potential veto capability over certain significant transactions and other matters requiring approval by a special resolution of shareholders.”

2 See “Reconciliation of Non-GAAP Measures Used Above” on page 14.

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•	The acquisition by the Icahn Group of a majority or all of the outstanding Shares is an event of default under the Credit Facilities and could trigger financial obligations under the 10.25% Notes and the Notes. As the Icahn Group has repeatedly noted, the Credit Facilities both define a “change in control” to include, subject to certain limited exceptions, any person or group who acquires ownership or control in excess of 20% of Lionsgate’s equity securities having voting power to vote in the election of the Board. The Credit Facilities provide that a “change in control” is an event of default that permits the lenders to accelerate the maturity of borrowings thereunder and to enforce security interests in the collateral securing such debt. As of April 16, 2010, Lionsgate had $60 million outstanding under the Senior Revolving Facility and borrowings of approximately $37.9 million outstanding under the 2009 Facility.

These events of default could arise if the Icahn Group acquired just 1.26% of the Shares.

In addition, if the Credit Facilities were accelerated following an event of default that is not waived or cured, holders of the Notes and the 10.25% Senior Secured Second-Priority Notes due 2016 (the “10.25% Notes”) would have the right to accelerate the debts thereunder. As of April 16, 2010, $236.0 million principal amount of the 10.25% Notes and $236.1 million aggregate principal amount of the Notes were outstanding. As of April 16, 2010, Lionsgate’s consolidated total indebtedness was approximately $861.8 million (includes principal values for the 10.25% Notes and the Notes).

The 10.25% Notes and the Notes define a “change of control” to include the acquisition of beneficial ownership, directly or indirectly, by any person or group of in excess of 50% of the voting stock of Lionsgate. Upon a “change of control,” the holders of the 10.25% Notes and the Notes would have the right to require Lions Gate Entertainment Inc., a wholly owned subsidiary of Lionsgate, to repurchase the principal amount of the 10.25% Notes and the Notes, plus accrued and unpaid interest, and in certain circumstances for the Notes, a make-whole premium. A “change of control” of the 10.25% Notes and the Notes would also result in a default under the Credit Facilities.

If Lionsgate is unable to negotiate an amendment to the Credit Facilities to increase the 20% change in control threshold or obtain a forbearance or waiver for any default resulting from the Offeror’s acquisition of outstanding Shares, Lionsgate would be required to repay all amounts then outstanding and would lose its primary source of liquidity to fund operations, which could materially and adversely impact Lionsgate and its shareholders.

Lionsgate cannot assure shareholders that it would be able to obtain an amendment, forbearance or waiver of the default provisions of the Credit Facilities on reasonable terms. In addition, although Lionsgate had approximately $111 million in cash and cash equivalents available as of April 16, 2010 to fund the repayment and termination of the outstanding borrowings under the Credit Facilities, it would need to immediately seek a replacement source of funding in order to continue to operate its business in the ordinary course. In addition, if the 10.25% Notes and the Notes are accelerated, amounts owing under those instruments would also need to be refinanced. Lionsgate cannot assure shareholders that a replacement credit facility or other financing would be available on commercially reasonable terms, if at all. Additionally, certain other Lionsgate indebtedness may be accelerated in the event that there is a change of control under the Credit Facilities or as set forth in the applicable documentation.

The Icahn Group’s actions have imposed significant uncertainty for any new lender that might otherwise be willing to refinance the Credit Facilities, the 10.25% Notes and the Notes. Mr. Icahn has repeatedly claimed to offer a “solution” to the “change of control” problem that he would cause by offering to provide a bridge facility to Lionsgate should an event of default occur. However, he has never proposed or committed to any terms of such a facility. As a result, by potentially forcing an event of default and thereby making himself a “lender of last resort”, he is instead effectively asking Lionsgate to simply trust that his terms will be acceptable at exactly the time when Lionsgate’s other financing alternatives would be most limited.

Furthermore, borrowings from, or the issuance of new debt to, Mr. Icahn or the Icahn Group would serve to further reinforce Mr. Icahn’s control of the Company. Turning to Mr. Icahn for a bridge facility in these circumstances could make him concurrently Lionsgate’s largest shareholder as well as a large creditor, and could give him enormous influence over Lionsgate. Acquiring such influence through debt instruments

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would further misalign his interests from those of any shareholders of the Company that retained their Shares. Indeed, in a March 20, 2009 press release related to Mr. Icahn’s previous tender offer for debt securities of Lionsgate, he noted the effect of the “change of control” requirements under the Credit Facilities and observed that “if the company is forced to restructure, we believe that much of the company’s equity would end up being owned by the debt holders.” As a major or sole creditor of Lionsgate, Mr. Icahn would reap all of the benefit of such an event while the other shareholder of Lionsgate would lose the value of their investments.

In short, if the Offer were successfully completed and the Icahn Group acquired outstanding Shares, Lionsgate’s liquidity and ability to operate its business could be materially and adversely impacted. In connection with this risk, on March 24, 2010, S&P placed Lionsgate’s rating outlook on CreditWatch with negative implications reflecting their concern that a successful Offer by the Icahn Group “could trigger an event of default, which Lions Gate’s banks could decide not to waive.”

•	Risks associated with the Icahn Group’s relative lack of industry experience. As noted above, the Icahn Group is seeking control of Lionsgate. To the knowledge of Lionsgate, the Icahn Group has limited experience in operating a business in Lionsgate’s industry. Mr. Icahn’s involvement in Blockbuster raises serious questions about his knowledge and understanding of the media business. During Mr. Icahn’s tenure on the Blockbuster board Blockbuster reported greater than $1.4 billion in losses[3] and Blockbuster’s share price declined by 96%, plummeting from $10.05 per share to $0.40 per share[4]. Notwithstanding the Icahn Group’s lack of demonstrated experience in the media industry, the Icahn Group has stated that if its Offer is successful, it would replace the Board and top management of the Company, effectively taking over all of the business decisions of Lionsgate, including developing and green-lighting film and television projects, film and television acquisitions and marketing, including any decisions regarding any of the strategic acquisitions and opportunities that Lionsgate is currently considering. The Icahn Group even warns of a “potentially volatile period of transition” resulting from its actions.

Neither the Icahn Group nor Mr. Icahn have articulated any plan or vision for Lionsgate other than that Lionsgate should not be producing movies or TV programming and should limit itself to distribution only. 5 Mr. Icahn has also repeatedly taken Lionsgate’s management to task for seeking library assets, even though a year ago, in a March 30, 2009, press release, Mr. Icahn was arguing that “due primarily to the company’s library assets, these assets would provide the noteholders with full ‘recovery value.’ ” The facts are that (i) Lionsgate has achieved profitability on approximately 70% of its film releases over the past ten years, (ii) Lionsgate’s television business has grown from annual revenues of $8 million in 1999 to a projected $350 million in fiscal year 2010, and (iii) if Lionsgate did not produce movies or television programming, the Company would have no newly produced proprietary content to put through its distribution system, leaving Lionsgate primarily reliant on third parties and vulnerable to the vagaries of the acquisition market.

•	The Offer is structured to be coercive or to impose unfair pressures on shareholders to tender. From the first time Lionsgate responded to the original Offer on March 12, 2010, the Board has been concerned that the Offer not be structured in a manner that is coercive or applies unfair pressure on shareholders to accept the Offer. In that context, the Board adopted the Rights Plan to limit the potential adverse impact of an accumulation of a significant interest in the Shares that was effected through a creeping bid, a partial bid or other means that resulted in coercive or unfair attempts to take over the Company without affording all shareholders the opportunity to sell all of their Shares for fair value. The Rights Plan provides a clear roadmap for a transaction that permits shareholder to respond to a bid without coercive or unfair pressures to tender. Lionsgate made clear that any offeror that followed this roadmap would not suffer dilutive effects as a result of the Rights Plan as Lionsgate’s shareholders would be able to make a simple, value-based decision on whether to tender their shares. The Icahn Group’s original offer failed to meet these criteria in a number of respects. Over the past several weeks, the Icahn Group has removed some of the features that Lionsgate has

3 Based on Net income (loss) for second half 2005, 2006, 2007, 2008 and 2009 per Blockbuster filings.
4 Based on Class A common stock. Icahn was elected to the board on May 11, 2005 and resigned on January 28, 2010.
5 Per CNBC interview on March 24, 2010.

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pointed out were coercive or imposed unfair pressure on shareholders, and in his press release of April 15, 2010, Mr. Icahn makes much of having done so. In reality, however, despite the clear guidance of the Rights Plan, the Icahn Group has maintained a structure for the Offer that, particularly in the circumstances, can be expected to coerce or pressure shareholders to tender even if they believe, as the Special Committee and the Board do, that the Offer price is financially inadequate.

In the current circumstances, and as discussed above, if the Icahn Group crosses the 20% threshold, the Company could lose its primary source of liquidity to fund operations. Even acquiring as little as 1.26% of the Shares will put the Icahn Group’s ownership over the 20% threshold under the Credit Facilities and could cause significant, adverse and currently unquantifiable consequences to Lionsgate and its other shareholders as a result of the potential consequences of default under the Credit Facilities, the 10.25% Notes and the Notes. If just 14.26% of the Shares are tendered and taken up, as the Icahn Group had been seeking under the original Offer, there may be further significant and adverse and currently unquantifiable consequences as a result of the negative and effective control that could be exercised by the Icahn Group. If the Offeror waives the minimum tender condition in the Offer, the resulting circumstances and concerns can reasonably be expected to subsequently coerce, or impose an unfair pressure on, other shareholders to tender even if they agree with the Special Committee and the Board that the Offer Price of $7.00 per Share is financially inadequate. The existence of a subsequent offering period does not, in these circumstances, address the coercion or unfair pressure that continue to apply to shareholders who must decide whether to tender during this period.

Because the Icahn Group can cause such significant impacts on Lionsgate without a shareholder mandate, the choice of an individual shareholder becomes much more complex. A shareholder may be confident, as Lionsgate is, that the Offer Price is inadequate but still be concerned about the consequences of failing to tender into the Offer. If the Credit Facilities, Notes or 10.25% Notes accelerate, or if the Icahn Group, with its limited media experience, is able to exercise negative control, or if Lionsgate loses “Canadian-controlled” status, the shareholder might believe that the market price or even the intrinsic value of Lionsgate shares would drop below the Offer Price without a reasonable prospect of recovering. In those circumstances, the shareholder is likely to tender into the Offer, not because the shareholder believes the Offer Price to be adequate, but out of fear of what a small minority of the other shareholders might do. Since each individual shareholder generally is making its own decision, these impacts become a self-fulfilling prophecy — the threat of debt acceleration or negative control drives shareholders to tender despite their view of value, thereby delivering negative or even full control into the hands of the Icahn Group.

Accordingly, the Board believes that the structure of the Offer continues to be fundamentally unfair to Lionsgate shareholders and deprives them of the ability to make a meaningful, value-driven decision.

The Icahn Group has not been responsive to these concerns about the bona fide interests of Lionsgate shareholders, but instead has continued to attempt to avoid them, not only through the structure of the Offer but also through its efforts to deprive shareholders of the protection of the Rights Plan before shareholders have had the opportunity to vote on the Rights Plan. In a report released on April 8, 2010, proxy advisory firm, Glass Lewis & Co., said of Lionsgate’s Rights Plan, “The permitted bid provisions adequately ensure that shareholders are able to consider a reasonable offer for the Company. Further, we note that the Rights Plan will expire in three years. In light of these shareholder-friendly provisions, we believe that the Rights Plan may serve to protect shareholders in the event that a takeover bid does not reflect the full value of the Company’s shares or is coercive. Consequently, we believe that shareholder ratification of the Company’s Rights Plan is in shareholders’ best interests.”6

Knowing that the Special Meeting to consider the Rights Plan has, since the date the Rights Plan was implemented, been scheduled for May 4, 2010, the Icahn Group has tactically chosen April 30, 2010 — two business days before the Special Meeting — as the expiration date for the Offer. Notwithstanding that the Icahn Group may not have ICA approval by April 30, 2010 and that, through the most recent amendment to the Offer, it is clear that the Icahn Group is prepared to extend the offer for at least an additional ten business

6 Permission to use this quote neither sought or received.

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days. By setting the expiration date of the Offer as it has, the Icahn Group also is attempting to preempt the right of shareholders to decide whether it is in their bona fide interest to confirm the Rights Plan in order to protect themselves from the Icahn Group’s inadequate, opportunistic and coercive Offer.

Again, for tactical reasons, the Icahn Group has asked the BCSC to convene a hearing and render the Rights Plan ineffective before the Special Meeting. Lionsgate intends to oppose the Icahn Group’s application with a view to permitting the shareholders to determine at the Special Meeting whether the continuation of the Rights Plan is in their bona fide interests in the circumstances. The Board believed at the time the Rights Plan was implemented, and continues to believe, that the views of the shareholders would be best reflected by a majority of the votes cast by shareholders who are being asked to decide whether to tender to the Offer.

•	The Offer is highly conditional. The Offer is highly conditional for the benefit of the Offeror, resulting in substantial uncertainty for shareholders as to whether, and if so when, the Offer would be completed. Each of the numerous conditions to the Offer must be satisfied or waived before the Offeror would be obligated to take up any Shares deposited under the Offer.

One of the conditions that the Icahn Group has retained for its benefit is that approval or deemed approval under the ICA by the Minister of Canadian Heritage shall have been obtained on terms and conditions satisfactory to the Offeror in its reasonable judgment. It would not be unusual for that approval, if it was to be forthcoming, not to be provided until after April 30, 2010 in the context of the acquisition of control of a Canadian cultural business.

In the most recent amendment of the Offer, the Icahn Group has disclosed that it intends to assign to Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (the sole beneficiary of which apparently is a “Canadian cultural charity”), the right to purchase Shares tendered into the Offer that if taken up by the Icahn Group, would cause Lionsgate to cease to be “Canadian-controlled” for purposes of the ICA. The Icahn Group also has disclosed that it will lend Mr. Atkey the funds necessary to purchase those shares (although it has not disclosed the terms of the loans or the circumstances of its repayment) and that Mr. Atkey will be entitled to vote the shares “in whatever manner he wishes in the best interest of the beneficiary.” The interest of the beneficiary in the shares is unclear, as the Icahn Group has disclosed that it intends to purchase the shares from Mr. Atkey at such time as doing so would not result in Maple becoming non-Canadian within the meaning of the ICA.

In this context, neither Lionsgate nor its shareholders can assess when or whether the ICA condition will be satisfied or the effect of an acquisition by the Icahn Group and Mr. Atkey of additional Shares in the context of applicable Canadian ownership requirements under the ICA.

By introducing Mr. Atkey and the LGE Trust, the Icahn Group has further confused matters as to the condition that the 15-day waiting period under the HSR Act have expired. While the Icahn Group timely made a filing under the HSR Act and received early termination of the waiting period, if the LGE Trust is not controlled by the Icahn Group and if it acquires Shares beyond the applicable HSR Act thresholds, it would have to make a separate filing and wait for the waiting period to expire or be terminated early. Not only is there insufficient information for shareholders to determine whether this is required, the predicates for HSR Act requirements and ICA requirements are somewhat in opposition to each other. Control of the LGE Trust by the Icahn Group may cause the ICA condition not to be satisfied while the absence of such control may start a new HSR waiting period as to the LGE Trust.

Finally, the Offer continues to provide the Offeror with broad discretion to determine whether the conditions have or have not been satisfied. For example, the Offeror can decide not to proceed with the Offer if there is any change or development that has occurred or been threatened in the business, properties, assets, liabilities, financial condition, operations, results of operations, or the prospects for the business of Lionsgate which is outside the ordinary course of business.

•	All of Lionsgate’s directors and executive officers have informed Lionsgate that they do not currently intend to tender their Shares into the Offer. As of April 16, 2010, Lionsgate’s directors and executive officers beneficially owned an aggregate of 25,993,959 Shares (excluding any Shares issuable to Lionsgate’s directors and executive officers pursuant to the vesting of any Lionsgate restricted stock or performance

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share awards). 23,170,321 of these Shares were beneficially owned by Mark H. Rachesky, M.D., a Lionsgate director.

Accordingly, the Board recommends that shareholders reject the Offer and NOT tender their Shares pursuant to the Offer.

The foregoing discussion of factors considered by the Board and the Special Committee is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Offer, the Board and the Special Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the factors summarized above in reaching their recommendations. In addition, individual members of the Board and the Special Committee may have assigned different weights to different factors. However, after weighing all of the various factors, the Board and the Special Committee made their respective recommendations by unanimous vote of the directors present.

Reconciliation of Non-GAAP Measures Used Above

CONCLUSION AND RECOMMENDATION

After careful consideration, including a thorough review of the terms and conditions of the Offer by the Special Committee of the Board and by the Board in consultation with their respective financial and legal advisors, the Board, by unanimous vote of the directors present at a meeting held on April 20, 2010, and upon the unanimous recommendation of the Special Committee, determined that the Offer is financially inadequate and coercive and is not in the best interests of Lionsgate, its shareholders and other stakeholders.

The Board of Directors of Lionsgate recommends that Shareholders REJECT the Offer and
NOT TENDER their Shares.

Any Shareholder who has tendered his or her Shares under the Offer should WITHDRAW those
Shares.

HOW TO WITHDRAW YOUR DEPOSITED SHARES

Shareholders who have tendered their Shares to the Offer can withdraw them at any time: (a) before their Shares have been taken up by the Offeror pursuant to the Offer; (b) if their Shares have not been paid for by the Offeror within 3 business days after having been taken up by the Offeror; and (c) before the expiration of ten days

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from the day the Offeror mails a notice announcing that it has changed or varied the Offer unless, among other things, prior to the filing of such notice the Offeror has taken up their Shares or the variation in the Offer consists solely of an increase in the consideration offered and the Offer is not extended for more than ten days.

Shareholders who hold Shares through a brokerage firm should contact their broker to withdraw Shares on their behalf. If the Shares have been deposited pursuant to the procedures for book-entry transfer, as set out in Section 3 of the Offer, “Manner of Acceptance”, any notice of withdrawal must specify the name and number of the account at CDS Clearing and Depositary Services Inc. (“CDS”) or the Depository Trust Company (“DTC”), as applicable, to be credited with the withdrawn Shares and otherwise comply with the procedures of CDS or DTC, as applicable.

INTENTION OF DIRECTORS AND OFFICERS WITH RESPECT TO THE OFFER

The Board has made reasonable enquiries of each director and officer of Lionsgate and their respective associates. Each of the directors and officers of Lionsgate together with their respective associates has indicated his or her intention to reject the Offer and not tender any of his or her Shares (including Shares underlying options held immediately prior to the expiry time of the Offer) to the Offer.

MATERIAL CHANGES IN THE AFFAIRS OF LIONSGATE

Except for the Notice of Variation, as disclosed in this Notice of Change or as publicly disclosed, the directors and senior officers of Lionsgate are not aware of any information that indicates any material change in the affairs, activities, financial position or prospects of Lionsgate since the date of its last published financial statements, being its interim unaudited financial statements as at and for the three months and nine months ended December 31, 2009.

OTHER INFORMATION

Except as disclosed in the Directors’ Circular and this Notice of Change or as publicly disclosed and as set out below, no other information is known to the directors or senior officers of Lionsgate that would reasonably be expected to affect the decision of the shareholders to accept or reject the Offer.

The section of the Directors’ Circular entitled “Trading in Securities of Lionsgate” is supplemented with the following information:

Name	Date of Trade	No. of Shares	Price per Share	Nature of Transaction

Jon Feltheimer	April 9, 2010	18,760	$6.19	See Note 1
	April 9, 2010	40,388	$0	See Note 2
Wayne Levin	April 6, 2010	23,225	$6.22	See Note 1
	April 6, 2010	23,225	$6.22	See Note 1
	April 6, 2010	50,000	$0	See Note 2
Norman Bacal	April 1, 2010	3,582	$0	See Note 3
Arthur Evrensel	April 1, 2010	3,798	$0	See Note 3
Morley Koffman	April 1, 2010	2,901	$0	See Note 3
Harald Ludwig	April 1, 2010	10,240	$0	See Note 3
Scott Patterson	April 1, 2010	5,829	$0	See Note 3
Mark H. Rachesky, M.D.	April 1, 2010	5,043	$0	See Note 3
Daryl Simm	April 1, 2010	3,173	$0	See Note 3
Hardwick Simmons	April 1, 2010	2,837	$0	See Note 3
Brian Tobin	April 1, 2010	3,061	$0	See Note 3
Phyllis Yaffe	April 1, 2010	2,858	$0	See Note 3

Notes:

(1)	Represents Shares withheld by Lionsgate to satisfy certain tax withholding obligations upon the vesting of restricted share units. Pursuant to the Lions Gate Entertainment Corp. 2004 Incentive Plan and Lionsgate’s policies, Shares were automatically cancelled to cover certain of the reporting person’s tax obligations. No Shares were sold by Lionsgate or the reporting person.

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(2)	Amount includes restricted share units and/or restricted share performance units granted by Lionsgate pursuant to the terms of an employment agreement with the reporting person, which are payable in an equal number of Shares.

(3)	Director’s fees paid in Shares.

STATUTORY RIGHTS

Securities legislation in certain of the provinces and territories of Canada provides security holders of Lionsgate with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.

APPROVAL OF DIRECTORS’ CIRCULAR

The content of this Notice of Change has been approved and the delivery thereof has been authorized by the Board.

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CERTIFICATE

Dated: April 21, 2010

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

On behalf of the Board of Directors:

/s/ Harald Ludwig	/s/ Morley Koffman

Director	Director

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APPENDIX “A”

CONDITIONS TO THE OFFER

According to the Offer, notwithstanding any other provision thereof and subject to applicable law, the Icahn Group shall have the right to withdraw the Offer and not take up and pay for, or extend the period of time during which the Offer is open for acceptance and postpone taking up and paying for, any Shares deposited under the Offer unless each of the following conditions is satisfied or waived by the Offeror prior to the Expiry Time. Capitalized terms used in this Appendix “A” and not otherwise defined in this Notice of Change (including this Appendix “A”) shall have the meanings ascribed to them in the Notice of Variation, as amended.

(a)	there shall have been properly and validly deposited under the Offer and not withdrawn at least 36,985,976 Lions Gate Shares;

(b)	all government or regulatory approvals, waiting or suspensory periods, waivers, permits, consents, reviews, orders, rulings, decisions, and exemptions (including, among others, those required by any antitrust or foreign investment laws and those of any stock exchanges or other securities or regulatory authorities) that, in the Offeror’s reasonable judgment, are necessary or desirable to complete the Offer, shall have been obtained or concluded or, in the case of waiting or suspensory periods, expired or been terminated, each on terms and conditions satisfactory to the Offeror in its reasonable judgment;

(c)	the Commissioner shall have issued an advance ruling certificate in respect of the purchase of the Lions Gate Shares pursuant to Section 102 of the Competition Act, or the applicable waiting period related to merger pre-notification under Part IX of the Competition Act will have expired or been waived and the Commissioner shall have advised the Offeror in writing (which advice will not have been rescinded or amended), to the satisfaction of the Offeror, in its reasonable judgment, that she does not then have grounds on which to initiate proceedings before the Competition Tribunal under the merger provisions of the Competition Act for an order in respect of the purchase of the Lions Gate Shares under the Offer;

(d)	all waiting periods and any extensions thereof applicable to the Offer under the HSR Act shall have expired or terminated;

(e)	the approval or deemed approval under the ICA by the Minister of Canadian Heritage shall have been obtained on terms and conditions satisfactory to the Offeror in its reasonable judgment;

(f)	there shall not have occurred any actual or threatened change to the Tax Act or the regulations thereunder or the Code or the regulations thereunder, or to the administration thereof (including any proposal to amend the Tax Act or the regulations thereunder or the Code or the regulations thereunder or any announcement, governmental or regulatory initiative, condition, event or development involving a change or a prospective change to the Tax Act or the regulations thereunder or the Code or the regulations thereunder, or to the administration thereof) that, in the reasonable judgment of the Offeror, directly or indirectly, has or may have a material adverse effect on the current or anticipated Canadian or U.S. tax position of any of Lions Gate or its entities because of an increase in taxes payable, a reduction of, or limitation on, available tax losses, tax credits or other tax attributes, or a loss of entitlement to claim (or a requirement to repay) any tax credits or similar tax incentives;

(g)	there shall not have occurred, developed or come into effect or existence any event, action, state, condition or financial occurrence of national or international consequence or any law, regulation, action, government regulation, inquiry or other occurrence of any nature whatsoever which has or would be reasonably likely to have a material adverse effect upon the general economic, financial, currency exchange or securities industries in the United States or Canada;

(h)	there shall not have occurred:

(i)	any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States or Canada;

(ii)	a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or Canada;

(iii)	any limitation by any governmental authority on, or other event which might affect, the extension of credit by lending institutions or result in any imposition of currency controls in the United States or Canada;

(iv)	a commencement of a war, armed hostilities or other national or international calamity directly or indirectly involving the United States or Canada or any attack on, or outbreak or act of terrorism involving the United States or Canada;

(v)	a material change in the United States, Canadian or other currency exchange rates or a suspension or a limitation on the markets thereof (as determined by the Offeror, acting reasonably); or

(vi)	in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof (as determined by the Offeror, acting reasonably);

(i)	the Offeror shall have determined, acting reasonably, that:

(i)	the board of directors of Lions Gate shall have redeemed all Rights or have waived the application of the Poison Pill to the purchase of Lions Gate Shares by the Offeror under the Offer;

(ii)	a binding and non-appealable cease trading order or an injunction shall have been issued that has the effect of prohibiting or preventing the exercise of the Rights or the issue of Lions Gate Shares upon the exercise of the Rights;

(iii)	a court of competent jurisdiction shall have ordered that the Rights are illegal, of no force or effect or may not be exercised in relation to the Offer and such order shall have become non-appealable; or

(iv)	the Rights and the Poison Pill shall otherwise have been held unexercisable or unenforceable in relation to the purchase by the Offeror of Lions Gate Shares under the Offer;

(j)	there shall not exist any untrue statement of a material fact, or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made and at the date it was made (after giving effect to all subsequent filings prior to the date of the Offer in relation to all matters covered in earlier filings), in any document filed by or on behalf of Lions Gate or any of its entities prior to the date of the Offer with any securities commission or similar securities regulatory authority in any of the provinces of Canada or in the United States, including any prospectus, annual information form, financial statement, material change report, management proxy circular, press release or in any document so filed or released by Lions Gate or its entities to the public (all of the foregoing, the “Prior Lions Gate Public Filings”) which is adverse to Lions Gate and its entities;

(k)	there shall not have occurred since August 17, 2009, other than as has been Publicly Disclosed by Lions Gate, any change in the compensation paid or payable by Lions Gate or its entities to their directors, officers or employees, including the granting of additional shares, stock options or bonuses, in each case outside the ordinary course of business or not consistent with past practice, or the adoption of additional severance or other payments payable in the event of termination of employment or change of control;

(l)	no preliminary or permanent injunction or other order of any domestic or foreign court, government or governmental authority or agency shall have been issued and shall remain in effect which:

(i)	makes illegal, delays or otherwise directly or indirectly restrains or prohibits the making of the Offer or the acceptance for payment, purchase of or payment for any Lions Gate Shares by the Offeror;

(ii)	imposes or confirms limitations on the ability of the Offeror effectively to exercise full rights of ownership of any Lions Gate Shares, including the right to vote any Lions Gate Shares acquired by the Offeror pursuant to the Offer or otherwise on all matters properly presented to the Shareholders;

(iii)	imposes or confirms limitations on the ability of the Offeror to fully exercise the voting rights conferred pursuant to its appointment as proxy in respect of all deposited Lions Gate Shares which it accepts for payment; or

(iv)	requires divestiture by the Offeror of any Lions Gate Shares;

(m)	there shall not be any action taken, or any statute, rule, regulation or order proposed, enacted, enforced, promulgated, issued or deemed applicable to the Offer by any domestic or foreign court, government or governmental authority or agency, in any jurisdiction, which might, directly or indirectly, result in any of the consequences referred to in paragraph (l) above;

(n)	no change or development shall have occurred or been threatened since the date of the Offer to Purchase in the business, properties, assets, liabilities, financial condition, operations, results of operations, or the prospects for the business of Lions Gate which is outside the ordinary course of the Lions Gate business or may be materially adverse to Lions Gate, nor shall the Offeror have become aware of any fact that has not been previously Publicly Disclosed by Lions Gate that has or may have a material adverse effect on the value of the Lions Gate Shares;

(o)	no action or proceeding before any domestic or foreign court or governmental agency or other regulatory or administrative agency or commission shall have been threatened, instituted or pending by any Person challenging the acquisition of any Lions Gate Shares pursuant to the Offer or otherwise directly or indirectly relating to the Offer which has or if successfully asserted would be reasonably likely to have an adverse effect on the Offer, the Offeror or the Shareholders;

(p)	Lions Gate shall not have:

(i)	issued, become obligated to issue, or authorized or proposed the issuance of, any Lions Gate securities of any class, or any securities convertible into, or rights, warrants or options to acquire, any such securities or other convertible securities, other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities the existence of which has been disclosed in the Prior Lions Gate Public Filings;

(ii)	issued, become obligated to issue, or authorized or proposed the issuance of, any other securities, in respect of, in lieu of, or in substitution for, all or any of the presently outstanding Lions Gate Shares; or

(iii)	declared or paid any distribution on the Lions Gate Shares; and

(q)	neither Lions Gate, nor its board of directors nor any of Lions Gate’s subsidiary entities nor any governing body thereof shall have authorized, proposed, agreed to, or announced its intention to propose, any material change to its articles of incorporation or bylaws, any merger, consolidation or business combination or reorganization transaction, acquisition of assets for consideration of more than U.S.$100 million, sale of all or substantially all of its assets or material change in its capitalization, or any comparable event not in the ordinary course of business.

According to the Offer, if the Offeror waives any condition in respect of the Offer, the Offer will be extended for 10 business days from the date of such waiver.

APPENDIX “B”
OPINION OF PERELLA WEINBERG LP

April 20, 2010

The Special Committee of The Board of Directors
Lions Gate Entertainment Corp.
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

Members of the Special Committee of the Board of Directors:

We understand that on March 1, 2010, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., and Daazi Holding B.V. (collectively, the “Original Offeror”), commenced an offer to purchase (the “Original Offer”) up to 13,164,420 of the issued and outstanding common shares (the “Shares”) of Lions Gate Entertainment Corp. (“Lions Gate” or the “Company”) for U.S.$6.00 per Share in cash (the “Original Offer Consideration”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 1, 2010 (the “Original Offer to Purchase”), and in the accompanying Circular and Letter of Acceptance and Transmittal (together with the Offer to Purchase, the “Original Offer Documents”). We understand further that on March 19, 2010, the Offeror issued a Notice of Variance and Extension (the “First Variance”) pursuant to which, among other things, the Offeror amended the terms of the Original Offer (as so amended, the “First Amended Offer”) to increase the number of Shares offered to be purchased for the Original Offer Consideration from up to 13,164,420 Shares to up to all of the issued and outstanding Shares. Finally, we understand that on April 16, 2010, the Offeror issued a Notice of Variance and Change in Information (the “Second Variance”) pursuant to which, among other things, the Offeror amended the terms of the First Amended Offer (as so amended, the “Amended Offer”) to add 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, as additional offerors (together with the Original Offerors, the “Offeror”) and to increase the offer price from the Original Offer Price to U.S. $7.00 per Share in cash (the “Offer Consideration”).

You have asked for our opinion as to whether the Offer Consideration is adequate, from a financial point of view, to the holders of Shares other than Offeror and Offeror’s affiliates.

For purposes of the opinion set forth herein, we have, among other things:

1.	reviewed the Original Offer Documents, the First Variance and the Second Variance (together, the “Offer Documents”) and certain related documents;

2.	reviewed the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 12, 2010, and amendments thereto filed by the Company with the SEC prior to the date of this letter (as so amended, the “Schedule 14D-9”);

3.	reviewed and discussed with Company representatives a draft, dated the date of this opinion, of a further amendment to the Schedule 14D-9 to be filed with the SEC by the Company in connection with the Amended Offer;

4.	reviewed certain publicly available business and financial information relating to the Company;

5.	reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company furnished to or discussed with us by the management of the Company, including certain financial forecasts relating to the Company prepared by the management of the Company (such forecasts, the “Company Forecasts”);

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6.	discussed the past and current business, operations, financial condition and prospects of, and certain strategic alternatives considered from time to time by, the Company with members of senior management of the Company;

7.	compared certain financial terms of the Offer to financial terms, to the extent publicly available, of other transactions we deemed relevant;

8.	reviewed the current and historical market prices of the Shares and compared them with those of certain publicly traded securities of such other companies that we deemed relevant; and

9.	conducted such other financial studies, analyses and investigations, and considered such other factors, as we have deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information supplied or otherwise made available to us (including information that is available from generally recognized public sources) for purposes of this opinion and have further assumed, with your consent, that information furnished by the Company for purposes of our analysis does not contain any material omissions or misstatements of material fact. With respect to the Company Forecasts, we have been advised by the management of the Company, and have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company and the other matters covered thereby and we express no view as to the assumptions on which they are based. Management of the Company has provided to us, in a certificate delivered as of the date hereof, representations regarding, among other things, the accuracy of the information, data and other material (financial or otherwise) provided to us by or on behalf of the Company and the absence of changes thereto.

In arriving at our opinion, we have not made or prepared any independent valuation (including, without limitation, “a “formal valuation” of the Company, as such term is defined in the Canadian Securities Administrators’ Multilateral Instrument 61-101 (“MI 61-101”)) or appraisal of the securities, assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company, nor have we been furnished with any such valuations or appraisals, and our opinion should not be construed as any such valuation or appraisal. Furthermore, the Company has informed us that there have not been any “prior valuations,” as such term is defined in MI 61-101, of the Company, its material assets or its securities in the past twenty-four month period. In addition, we have not evaluated the solvency of the Company or Offeror under any U.S. or Canadian federal, state or provincial laws relating to bankruptcy, insolvency or similar matters. We have not been engaged to review any legal, tax or accounting aspects of the Offer and have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

This opinion addresses only our view, as of the date hereof, of whether the Offer Consideration is adequate, from a financial point of view, to the holders of Shares other than Offeror and Offeror’s affiliates, and does not address any other term or aspect of the Offer. Our opinion does not address the relative merits of the Amended Offer as compared to any strategic alternatives that may be available to the Company. In addition, we do not express any view on, and our opinion does not address, the adequacy of the Offer Consideration or any other term or aspect of the Amended Offer to, or any consideration received in connection therewith by, Offeror and any of its affiliates, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the adequacy or fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons in connection with the Offer, whether relative to the Offer Consideration or otherwise.

We have acted as financial advisor to the Special Committee of the Board of Directors of the Company with respect to this opinion and will receive fees for our services in connection with the delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities and other items arising out of our engagement. In our role as financial advisor to the Special Committee of the Board of Directors of the Company, on March 10, 2010 we rendered an opinion to, and for the information and assistance of, the Special Committee of the Board of Directors of the Company, in its capacity as the Special Committee to the Board of Directors of the Company, with respect to Original Offer for which we were paid a fee by the Company. Except as set forth in the

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immediately preceding sentence, during the two year period prior to the date hereof, no material relationship existed between Perella Weinberg Partners LP and its affiliates and the Company or Offeror pursuant to which compensation was received by Perella Weinberg Partners LP or its affiliates; however Perella Weinberg Partners LP and its affiliates may in the future provide investment banking and other financial services to the Company or Offeror and their respective affiliates for which they would expect to receive compensation. In the ordinary course of our business activities, Perella Weinberg Partners LP or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers, in debt or equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of the Company or Offeror or any of their respective affiliates. The issuance of this opinion was approved by a fairness opinion committee of Perella Weinberg Partners LP.

It is understood that this opinion is for the information and assistance of the Special Committee of the Board of Directors of the Company, in its capacity as the Special Committee of the Board of Directors of the Company, in connection with, and for the purposes of its evaluation of, the Offer, may not be used or relied upon by any other person, other than the Board of Directors of the Company, in its capacity as the Board of Directors of the Company, and may not be reproduced, disseminated, quoted from or referred to, in whole or in part, without our prior written consent, except as contemplated by the terms of our engagement letter, dated March 3, 2010. This opinion is not intended to be and does not constitute a recommendation as to whether or not any holder of Shares should tender such Shares in connection with the Amended Offer or any other matter. This opinion does not in any manner address the prices at which the Shares will trade at any time. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that, on the date hereof, the Offer Consideration is inadequate, from a financial point of view, to the holders of Shares other than Offeror and Offeror’s affiliates.

Very truly yours,

/s/

PERELLA WEINBERG PARTNERS LP

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